                ------------------------------------------------
                              AMENDED AND RESTATED

                AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                  NAHATAN STREET ASSOCIATES LIMITED PARTNERSHIP

                ------------------------------------------------


                                  EXHIBIT 10.8

                                TABLE OF CONTENTS
                                -----------------

Caption                                                                    Page
-------                                                                    ----

     RECITALS.                                                                1
     --------

ARTICLE ONE
-----------

     DEFINITIONS
     -----------

     Section 1.1   Definitions                                                1

ARTICLE TWO
-----------

     GENERAL PROVISIONS
     ------------------

     Section 2.1   Formation                                                  6
     Section 2.2   Name and Office                                            6
     Section 2.3   Purpose and Scope                                          7
     Section 2.4   Term                                                       7
     Section 2.5   General Partners                                           7
     Section 2.6   Limited Partners                                           7
     Section 2.7   Resident Agent                                             7
     Section 2.8   Tax Matters Partner                                        7

ARTICLE THREE
-------------

     CAPITAL CONTRIBUTIONS; PARTNERSHIP INTERESTS; CAPITAL ACCOUNTS
     --------------------------------------------------------------

     Section 3.1   Initial Capital Contributions of the General Partners;
                   Partnership Interests of the General Partners              8
     Section 3.2   Initial Capital Contributions of the Limited Partners;
                   Partnership Interests of the Limited Partners              8
     Section 3.3   Additional Capital Requirements                            9
     Section 3.4   Capital Accounts                                          12
     Section 3.5   Special Deemed Capital Account                            13
     Section 3.6   Partnership Capital                                       14
     Section 3.7   Liability of Limited Partners                             15

ARTICLE FOUR
------------

     ALLOCATION OF PROFITS AND LOSSES; DISTRIBUTIONS
     -----------------------------------------------

     Section 4.1   Allocation of Profits and Losses                          15
     Section 4.2   Distributions                                             16
     Section 4.3   Distributions in Connection with Dissolution              17

ARTICLE FIVE
------------

     RIGHTS, POWERS, AND DUTIES OF THE GENERAL PARTNERS
     --------------------------------------------------

     Section 5.1   Management and Control of the Partnership                 17
     Section 5.2   Authority of the General Partners                         18
     Section 5.3   Restrictions on Authority of the General Partners         20

     Section 5.4   Duties and Obligations of the General Partners            21
     Section 5.5   Authority of the General Partners to Deal With
                   Affiliates                                                21
     Section 5.6   Compensation of Partners                                  22
     Section 5.7   Other Interests of the General Partners
                   and Their Affiliates                                      23
     Section 5.8   Rights to Income or Profits                               23
     Section 5.9   Liability and Indemnification of the
                   General Partners                                          23

ARTICLE SIX
-----------

     TRANSFERABILITY OF A GENERAL PARTNER'S INTEREST
     -----------------------------------------------

     Section 6.1   Voluntary Retirement or Transfer by a
                   General Partner                                           23
     Section 6.2   Reconstitution of the Partnership                         25
     Section 6.3   Admission of a Person as the Substitute
                   General Partner                                           25
     Section 6.4   Restrictions on Transfer by a General Partner             26
     Section 6.5   Liability and Rights of a Retired or Transferor
                   General Partner                                           26

ARTICLE SEVEN
-------------

     TRANSFERABILITY AND ACQUISITION OF A LIMITED PARTNER'S INTEREST
     ---------------------------------------------------------------

     Section 7.1   Representations of Limited Partners                       26
     Section 7.2   Restrictions on Transfer of Interests                     26
     Section 7.3   Incapacity of a Limited Partner                           27
     Section 7.4   Transferees                                               27
     Section 7.5   Substitute Limited Partners                               28
     Section 7.6   Right of First Refusal                                    28

ARTICLE EIGHT
-------------

     DISSOLUTION,LIQUIDATION, AND TERMINATION OF THE PARTNERSHIP
     -----------------------------------------------------------

     Section 8.1   Events Causing Dissolution                                29
     Section 8.2   Liquidation                                               29

ARTICLE NINE
------------

     FISCAL MATTERS
     --------------

     Section 9.1   Title to Property and Bank Accounts                       30
     Section 9.2   Books and Records                                         30
     Section 9.3   Reports and Accountant                                    31
     Section 9.4   Federal Tax Elections                                     31

ARTICLE TEN
-----------

     MEETINGS AND VOTING R1GHTS OF LIMITED PARTNERS
     ----------------------------------------------

     Section 10.1  Meetings                                                  32
     Section 10.2  Voting Rights of Limited Partners                         33
     Section 10.3  Conditions to Action by Limited Partners                  33

ARTICLE ELEVEN
--------------

     AMENDMENTS
     ----------

     Section 11.1  Adoption of Amendments                                    34
     Section 11.2  Amendments on Admission or Substitution
                   of Partners                                               34

ARTICLE TWELVE
--------------

     VALUATION AND APPRAISAL PROCEDURE
     ---------------------------------

     Section 12.1  General                                                   35
     Section 12.2  Appraisal Procedure                                       35

ARTICLE THIRTEEN
----------------

     MISCELLANEOUS PROVISIONS
     ------------------------

     Section 13.1  Appointment of Each General Partner
                   as Attorney-in-Fact                                       39
     Section 13.2  Notices, Approvals, and Consents                          41
     Section 13.3  Binding Provisions                                        41
     Section 13.4  Applicable Law                                            41
     Section 13.5  Entire Agreement                                          41
     Section 13.6  Further Assurances                                        41
     Section 13.7  Captions                                                  41
     Section 13.8  Effect on Creditors                                       42
     Section 13.9  Separability                                              42
     Section 13.10 Counterparts                                              42
     Section 13.11 Jurisdiction                                              42
     Section 13.12 Attorneys' Fees                                           42


SCHEDULE A:      Initial Capital Contributions and
                 Initial Capital Accounts
EXHIBIT A:       Limited Partners
EXHIBIT B:       BNE Lease
EXHIBIT C:       Description of Land
EXHIBIT D:       TIAA Lease

                  NAHATAN STREET ASSOCIATES LIMITED PARTNERSHIP

                       A Massachusetts Limited Partnership

      AMENDED AND RESTATED AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP
      ---------------------------------------------------------------------

     THIS AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP, made and entered into as of the day of August, 1985, by and between JAMES F. CARLIN ("Carlin") and WILLIAM A. YETMAN ("Yetman"), as General Partners, and the Persons listed on Exhibit A attached hereto, as Limited Partners.

                                    RECITALS:
                                    ---------

     A. Richard R. Vazza and Nahatan Street Development Corporation, as general partners, and Telco Systems Fiber Optics Corporation ("TSFOC"), as limited partner, created a limited partnership under the name "Nahatan Street Associates Limited Partnership" pursuant to an Agreement of Limited Partnership dated August 8, 1985 (the "Original Agreement"). Francis M. Vazza was; later admitted to the Partnership as an additional general partner. (Richard R. Vazza, Francis
M. Vazza and Nahatan Street Development Corporation are! hereinafter referred to collectively as "Vazza").

     B. The interest of TSFOC in the Partnership is, effective herewith$ assigned to its affiliate, Telco Systems, Inc. ("Telco").

     C. The interests of Vazza in the Partnership are, effective herewith, redeemed by the Partnership.

     D. The Partnership wishes to admit certain individuals (the "Crosspoint Group") to the Partnership as Partners.

     E. The purpose and effect of this document is to amend and restate the Original Agreement so as to provide for the continuation of the Partnership on the terms herein set forth and, therefore, to simultaneously (i) remove TSFOC (the original Limited Partner) and admit Telco as a Limited Partner, (ii) remove Vazza as General Partners and (iii) admit the Crosspoint Group as General Partners and Limited Partners as herein set forth.

     NOW, THEREFORE, in consideration of the premises and the agreements herein contained and intending to be legally bound hereby, the Partners hereby agree as follows:

                                   ARTICLE ONE
                                   -----------

                                   DEFINITIONS
                                   -----------

Section 1.1  Definitions
             -----------

     For purposes of this Agreement, the following terms and phrases shall have the meanings specified in this Article One. The singular shall include the plural, and the masculine gender shall include the feminine and neuter. and vice versa, as the context requires:

          "ACCOUNTANT". Arthur Young & Co., or such other independent accountants as shall be designated from certified public accountant or firm of independent certified pubic Interest of the Partners. time to time by a Majority in

          "ACT ". The Massachusetts Uniform Limited Partnership Act, as; the same may hereafter be amended.

          "AFFILIATE". With respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, the term CONTROL when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms CONTROLLING and controlled by have the meanings correlative to the foregoing.

          "AGREEMENT". This Amended and Restated Agreement and Certificate of Limited Partnership of Nahatan Street Associates Limited Partnership, as the same may be amended from time to time.

          "BASE RATE". The highest annual prime rate of interest charged from time to time by The First National Bank of Boston to its prime commercial customers for 90-day unsecured loans, plus two percent (2%).

          "BNE FINANCING". The interim financing with respect to the Premises to be provided to the Partnership by Bank of New England pursuant to its commitment letter of May 6, 1985.

          "BNE LEASE". The lease of the Premises, dated 1985, between the Partnership, as landlord, and TSFOC, as tenant, pursuant to the terms of the BNE Financing, in the form attached hereto as Exhibit B. The BNE Lease is to commence upon the closing of the BNE Financing and is to terminate upon the closing of the TIAA Financing.

          "BUILDING". The former Masoneilan building situated on the Land which is undergoing construction/renovation and which is to be substantially constructed/renovated by the Partnership. Upon Building Completion, the Building will be a one and two-story steel frame and brick office, research/development and light assembly building containing approximately 216,000 rentable square feet.

          "BUILDING COMPLETION". Substantial completion of the construction/ renovation of the Building as certified by the architect for the Building.

          "CAPITAL ACCOUNT". The account of each Partner on the books of the Partnership as defined in Section 3.4.

          "CAPITAL CONTRIBUTION". The cash and/or property contributed to the Partnership by each Partner.

          "CERTIFICATE". The Certificate of Limited Partnership of the Partnership as provided for in the Act. as originally filed in the Office of the Secretary of State of the State and as amended from time to time.

          "CODE". The Internal Revenue Code of 1954, as amended.

          "CONSENT". The consent of a Person to do the act or things for which the consent is solicited, or the act of granting such consent.

          "CROSSPOINT GROUP". All Partners of the Partnership other than Telco.

          "DISTRIBUTABLE CASH". With respect to any Fiscal Year of the Partnership, the excess of the Revenues (other than Excess Rent and other than proceeds arising from an Excess Cash Proceeds Event) of the Partnership during such Fiscal Year over the sum of:

          (i) the amount of cash (other than cash withdrawn from reserves therefor) disbursed in such Fiscal Year (a) to make payments then due on accrued liabilities and obligations of the Partnership including those related to advances or loans to the Partnership and/or (b) to pay other costs and expenses incident to the redemption of the Vazza Interests and the construction/renovation of the Building and other improvements on the Land, and the development, operation and management of the Premises and the Partnership business; and

          (ii) amounts allocated during such Fiscal Year to reserves to pay costs, expenses or liabilities of the type described in clause (i) for which the General Partners do not expect the Partnership to receive the necessary cash prior to the time such payments are required to be made.

          "DISTRIBUTIONS". Payments of cash and distributions of property by the Partnership to the Partners, or any of them.

          "EXCESS CASH PROCEEDS". This term shall mean (i) with respect to any financing or refinancing (other than the BNE Financing or the TIAA Financing) affecting the Premises (or any portion thereof), the net amount of cash realized by the Partnership; and (ii) with respect to insurance proceeds from loss, to condemnation proceeds, and to proceeds from the Transfer of Partnership assets, the amount by which such proceeds exceed reserves for known liabilities incurred, and contingent liabilities arising out of the transaction giving rise to such proceeds, as reasonably determined by the General Partners, except that if the General Partners reasonably determine that any such reserve is no longer necessary, then such reserve shall be deemed Excess Cash Proceeds and shall be distributed as if included in Excess Cash Proceeds initially. "EXCESS CASH PROCEEDS EVENT" means an event of the type described in (i) or (ii) above, whether or not Excess Cash Proceeds are generated therefrom.

          "EXCESS RENT". With respect to any Fiscal Year of the Partnership, the difference, if any, between (i) the total amount of the debt service (principal, if any, and interest) required to be paid during such Fiscal Year with respect to the TIAA Financing and (ii) the total amount of absolutely net rent received by the Partnership during such FiscaL Year pursuant to the TIAA Lease.

          The term Excess Rent only has relevance with respect to the first ten
     (lo) years of the TIAA Lease. Accordingly, for example, there will be no Excess Rent - that is, the amount of Excess Rent will be zero --- with respect to any Fiscal Year or portion thereof subsequent to the occurrence of any one or more of the following events: (i) the commencement of the eleventh -year of the term of the TIAA Lease; and (ii) the sale or other disposition of the Premises. Furthermore, Excess Rent shall be subject to reduction or set-off as more particularly set forth in the TIAA Lease.

          "FISCAL YEAR". The calendar year, except that in the year the Partnership commences or terminates, the Fiscal Year shall begin on the date of such commencement or end on the date of such termination, as the case may be.

          "GENERAL PARTNERS". Carlin and Yetman, and any successor general partners admitted to the Partnership pursuant to this Agreement, in each such Person's capacity as a General Partner of the Partnership.

          "INCAPACITY" OR "INCAPACITATED". These terms shall meant as to any Person, the bankruptcy, insolvency, dissolution or termination, as the case may be, of such Person. With respect to any Person who is an individual, these terms shall mean, in addition to the foregoing, the death or adjudication of incompetence or insanity of such Person. "BANKRUPTCY" or "INSOLVENCY" shall be deemed to have occurred (i) if a Person shall become unable to pay his debts as they fall due, or shall make an assignment for the benefit of creditors, or shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking, consenting to, or acquiescing in, any reorganization, arrangement, composition readjustment, liquidation, 'dissolution or similar relief under any present or future applicable statute or law, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of such Person or of all or any substantial part of his properties, or (ii) if within thirty (30) days after the commencement of any proceeding against a Person, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future applicable statute or law, such proceeding shall not have been dismissed, or if, within thirty (30) days after the appointment, without the consent or acquiescence of such Person, of any trustee, receiver or liquidator of such Person or of all or any substantial part of his properties, such appointment shall not have been vacated or stayed on appeal or otherwise, or if, within thirty (30) days after the expiration of any such stay, such appointment shall not have been vacated.

          "INTEREST". The ownership interest (or any portion thereof) of a Partner in the Partnership at any particular time. A Partner's Interest in the Partnership shall be considered personal property for all purposes.

          "LAND". The parcel of land containing approximately twenty-five (25) acres and more particularly described in Exhibit C attached hereto, on which the Building and other improvements are situated.

          "LIMITED PARTNER". Any one of the Limited Partners listed on Exhibit A attached hereto, and their respective successors and assigns admitted to the Partnership as Substitute Limited Partners pursuant to this Agreement, in each such Person's capacity as a Limited Partner of the Partnership.

          "MAJORITY IN INTEREST". Partners (General Partners and/or Limited Partners, as the context evidences) who in the aggregate own, at the time in question. a majority of the particular Partnership Interests at issue, determined on an aggregate percentage interest basis. The term "SUBSTANTIAL MAJORITY IN INTEREST" means such Partners who in the aggregate own, at the time in question, at least seventy-five percent (75%) of the particular Partnership Interests at issue, determined on an aggregate percentage interest basis.

          "PARTNER". Any Person who is a General Partner or a Limited Partner of the Partnership as herein provided; and "PARTNERS" means collectively the Persons who are the General Partners and the Limited Partners.

          "PARTNERSHIP". The limited -partnership of Nahatan Street Associates Limited Partnership, as continued in accordance with this Agreement and as said limited partnership may from time to time be constituted.

          "PERSON". An individual, corporation. company, voluntary association, partnership, trust, unincorporated organization, or government or any agency, instrumentality, or political subdivision thereof.

          "PREMISES". The Land together with the Building and other improvements thereon.

          "PROFITS AND LOSSES". The net income or loss of the Partnership for a Fiscal Year as determined for federal income tax purposes, including all items of Partnership income, gain, loss, deduction, credit or the like, and any gain or loss from an Excess Cash Proceeds Event. The separate terms "Profits" and "Losses" shall mean such net income or loss respectively.

          "REVENUES". This term shall mean (i) gross receipts of the Partnership from whatever source, exclusive of loans or advances to the Partnership or Capital Contributions by the Partners and (ii) to the extent not included in (i) above, the amount of any reserve established by the General Partners, which the General Partners reasonably determine need no longer be retained by the Partnership.

          "SPECIAL DEEMED CAPITAL ACCOUNT". This term shall have the meaning set forth in Section 3.5.

          "STATE". The Commonwealth of Massachusetts.

          "SUBSTITUTE LIMITED PARTNER". A Transferee of a Limited Partner's Interest who has been admitted to the Partnership pursuant to Sections 7.5 and 11.2. The rights and obligations of any Substitute Limited Partner shall be determined by reference to the rights and obligations of the Transferor Limited Partner under this Agreement.

          "TELCO". Telco Systems, Inc., a California corporation which is a Limited Partner of the Partnership.

          "TIAA FINANCING". The initial permanent financing with respect to the Premises to be provided to the Partnership by Teachers Insurance and Annuity Association ("TIAA) pursuant to its commitment letter of May 29, 1985, as amended by letter of June 25, 1985.

          "TIAA LEASE". The lease of the Premises between the Partnership, as landlord, and TSFOC, as tenant, pursuant to the terms of the TIAA Financing, in substantially the form attached hereto as Exhibit 1) but subject to commercially reasonable changes requested by TIAA. The TIAA Lease is to commence upon the termination of the BNE Lease and the closing of the TIAA Financing.

          "TRANSFER". This term means and includes any events action, or transaction which is considered a sale or exchange for federal income tax purposes (whether or not taxable income is recognized in connection therewith), or any assignment , pledge, gift, or other disposition, or the act of effecting any of the above.

          "TRANSFEREE". The recipient of a Transfer of a Partnership Interest.

          "TRANSFEROR". The- Partner who has made a Transfer of his Partnership Interest.

          "TSFOC". Telco Systems Fiber Optics Corporation, a California corporation which is an Affiliate of Telco.

          "U.C.C." The Uniform Commercial Code as enacted in the State, as the same may hereafter be amended.

          "VAZZA INTERESTS". The Interests of Richard R. Vazza, Francis M. Vazza and Nahatan Street Development Corporation in the Partnership, the redemption of which Interests by the Partnership is effective herewith.,

                                   ARTICLE TWO
                                   -----------

                               GENERAL PROVISIONS
                               ------------------

Section 2.1  Formation
             ---------

     Pursuant to the Act, the Partners hereby constitute themselves as a limited partnership in accordance with this Agreement. The General Partners shall promptly amend the Certificate in such form as shall be necessary under the laws of the State to give effect to the provisions of this Agreement.

Section 2.2 Name and Office
            ---------------

     The Partnership shall be conducted solely under the name of Nahatan Street Associates Limited Partnership. The Massachusetts office of the Partnership is located at 235 West Central Street, Natick, Massachusetts 01760, or such other place in the State as the General Partners may from time to time determine and shall specify by prior notice to the Limited Partners.

Section 2.3 Purpose and Scope
            -----------------

     The purpose and scope of the business of the Partnership is to construct/renovate the Building and other improvements on the Land, and to develop, operate, lease and/or manage the Premises. Such business purpose shall include. the doing of any and all things incident thereto or connected therewith.

     The Partnership shall carry out the foregoing activities pursuant to the arrangements set forth in this Agreement.

     The Partnership shall not engage in any other business or activity without the prior Consent of all Partners.

Section 2.4 Term
            ----

     The term of the Partnership commenced on August S. 1984, and shall continue in full force and effect until December 31. 2015, unless sooner dissolved or terminated as provided in this Agreement.

Section 2.5 General Partners
            ----------------

     The General Partners of the Partnership and their respective addresses are as follows:

           James F. Carlin
           99 Woodland Street
           Natick, Massachusetts 01760

           and

           William A. Yetman
           5 Bryant Lane
           Dover, Massachusetts 02030

Section 2.6 Limited Partners
            ----------------

     The Limited Partners of the Partnership and their respective addresses are as set forth on Exhibit A attached hereto.

Section 2.7 Resident Agent
            --------------

     The Partnership's resident agent for service of process in Massachusetts shall be:

           Crosspoint Development Corporation
           235 West Central Street
           Natick, Massachusetts 01760

Section 2.8 Tax Matters Partner
            -------------------

     Yetman shall be the tax matters partner of the Partnership.

                                  ARTICLE THREE
                                  -------------

          CAPITAL CONTRIBUTIONS; PARTNERSHIP INTERESTS; CAPITAL ACCOUNT
          -------------------------------------------------------------

Section 3.1 Initial Capital Contributions of the General Partners: Partnership
            ------------------------------------------------------------------
            Interests of the General Partners
            ---------------------------------

     A. Upon the execution of this Agreement, the General Partners shall make Capital Contributions to the Partnership of all their right, title and interest, and all of the right, title and interest of their Affiliates, in and to the commitments for the BNE Financing and for the TIAA Financing which they may now own; and the Partnership (i) ratifies and confirms the actions of the General Partners (including such actions as took place prior to the date hereof) with respect to such commitments and (ii) shall. undertake, assume and perform the obligations and duties of the General Partners and their Affiliates with respect to such commitments.

          The Capital Accounts of the General Partners shall not be credited in any amount as a result of such Capital Contributions.

          Each General Partner shall make an initial Capital Contribution in the amount as set forth on Schedule A attached hereto.

          The Partnership Interest of each of the General Partners shall be as follows: Carlin -- ten and one-quarter percent (10-1/4%); Yetman ten and one-quarter percent (10-1/4%).

     B. In addition to the provisions of Subsection A of this Section 3.1, the General Partners may from time to time, as they deem appropriate, make loans to the Partnership at the Base Rate, to the extent they deem necessary to protect and preserve Partnership assets; provided that the principal amount of such loan(s) outstanding at any time shall not exceed ten thousand dollars ($10,000) in the aggregate! and that the term of each such loan shall not exceed ninety (90) days.,

     C. Except as provided in Subsection A of this Section 3.1 and in Section 3.3, the General Partners shall not be required to make any Capital Contributions or loans to the Partnership.

Section 3.2 Initial Capital Contributions of the Limited Partners;
            ------------------------------------------------------
            Partnership Interests of the Limited Partners
            ---------------------------------------------

     A. Upon the execution of this Agreement, Telco shall cause TSFOC, its Affiliate, to execute and deliver the BNE Lease. Upon the termination of the BNE Lease, Telco shall cause TSFOC to execute! and deliver the TIAA Lease.

          The Capital Account of Telco shall not be credited in any amount as a result of the foregoing transactions.

          Each Limited Partner shall make an initial Capital Contribution in the amount as Set forth on Schedule A attached hereto.

          The Partnership Interest of each of the Limited Partners shall be as set forth on Exhibit A attached hereto.

     B. Except as provided in Subsection A of this Section 3.2 and in Section 3.3, the Limited Partners shall not be required to make any Capital Contributions or loans to the Partnership.

Section 3.3 Additional Capital Requirements
            -------------------------------

     A. If from time to time during the term of the Partnership the General Partners reasonably determine that additional funds are required to meet obligations of the Partnership -- including, without imitation, obligations in connection with the redemption of the Vazza Interests and/or the construction/renovation, development, operation, leasing and/or management of the Premises - or to protect and preserve Partnership assets and if the Partnership has been unable to obtain such funds through Partnership borrowings, then from time to time as so determined and upon notice from the General Partners to all the Partners, the Partners shall make additional Capital Contributions to the Partnership of such additional funds as may be so required in cash and in proportion to their respective Partnership Interests.

          Notwithstanding the above provisions of this Subsection A, the Partners are under no obligation to make additional Capital Contributions to the Partnership in excess of two hundred thousand dollars ($200,000) in the aggregate. If, from time to time, the aggregate capital requirements of the Partnership are in excess of this limitation, the General Partners shall give notice to all Partners of such excess capital requirements. Such excess capital requirements shall be funded by Capital Contributions in accordance herewith only upon the Consent of all Partners; and the Consent of any Partner may be withheld in such Partner's absolute discretion. If any one or more of the Partners fail to so Consent within fifteen (15) days after such notice, then the General Partners shall give notice of this fact to the Partners; and within fifteen (15) days after such notice is given, any one or more of the Partners may elect to loan the amount of such excess capital requirements to the Partnership at the Base Rate plus 2%. If more than one Partner elects to make such a loan, then the rights and obligations of such Partners under this Subsection A shall be allocated between or among them in proportion to their respective Partnership Interests.

          The respective amounts of additional Capital Contributions shall be credited to the Partners' respective Capital Accounts upon payment thereof.

     B. In the event that any Partner (the "Defaulting Partner") fails to pay to the Partnership his respective portion of the funds so required hereby to be paid as an additional Capital Contribution within thirty
          (30)days after receipt of notice therefor from the General Partners, then the Defaulting Partner shall be deemed to be in default of his obligation hereunder as of the thirtieth day after receipt of such notice.

          The General Partners shall promptly notify all Partners other than the Defaulting Partner of such default. Within fifteen (15) days after such notice is given, any one or more of such Partners may elect either to advance the sum which the Defaulting Partner failed to pay in accordance with paragraph (1) of this Subsection B or to purchase the Partnership Interest of the Defaulting Partner in accordance with paragraph (2) of this Subsection B -- in each case by notifying the Partnership of such election. If one or more of such Partners elect each option, then the option as' to which Partners with the greater aggregate Partnership Interest elect shall be the effective option; if each option is elected by Partners with the same aggregate Partnership Interest, then the General Partners shall determine the effective option. If more than one of such Partners elect the effective option, then the rights and obligations of such Partners under this Subsection B shall be allocated between or among them in proportion to their respective Partnership Interests. The General Partners shall promptly notify all the Partners as to the effective option and as to which Partners (and their respective proportions) have elected the effective option.

          If no such Partner elects either option, then the Partnership may enforce the obligations of the Defaulting Partner at law and/or in equity; all fees and expenses incurred by the Partnership with respect to such enforcement, including reasonable attorneys' fees, shall be paid by the Defaulting Partner.

          For purposes of this Subsection B, such Partners electing to advance the sum which the Defaulting Partner failed to pay shall be collectively referred to as the "Advancing Partner", and such Partners electing to purchase the Partnership Interest of the Defaulting Partner shall be collectively referred to as the "Acquiring Partner".

          The options to advance or to purchase shall be upon the following terms and conditions:

          (1) The Advancing Partner shall, within thirty (30) days after notice of default is given by the General Partners, advance! the sum which the Defaulting Partner failed to pay and thereupon the Defaulting Partner shall be obligated to repay said stun immediately to the Advancing Partner with interest from the date of said default until such sum is paid at the lesser of WI the highest rate of interest allowed by law or (ii) the Base Rate PLUS 4%.

               Each Partner hereby covenants and agrees that the Advancing Partner, in addition to such other rights as may be available in law or in equity, shall have and is hereby granted a security interest and lien upon the Partnership Interest of the Defaulting Partner to secure the payment of such indebtedness in accordance with the following provisions, and that the Advancing Partner shall have and is hereby granted all of the rights and remedies available to a secured party under the U.C.C. If the full amounts of principal and interest due the Advancing Partner are not paid by the Defaulting Partner within ninety (90) days after written demand therefor -- or, if the U.C.C. specifies a longer period, such longer period prior to the related action after notice of default has been given to the Defaulting Partner -- the Advancing Partner having such lien on the Interest of the Defaulting Partner shall be entitled to foreclose upon the entire Partnership Interest of such Defaulting Partner and enforce such lien by causing the Defaulting Partner,s Interest to be sold at public or private sale (in the manner specified in the U.C.C.) to satisfy such obligation.

               Without limiting the foregoing, any such lien on the Partnership Interest of the Defaulting Partner and the obligations secured thereby may be enforced by the Advancing Partner, including enforcement through judicial proceedings, and the Defaulting Partner shall execute a financing statement evidencing such lien. and, upon foreclosure thereof, appropriate instruments of transfer of the Partnership Interest subject thereto.

          (2) The purchase price to be paid by the Acquiring Partner to the Defaulting Partner for the latter's Partnership Interest shall be an amount equal to (A) seventy-five percent (75%) of the then net fair market value of such Partnership Interest as determined as set forth in Article Twelve; less (B) the sum which the Defaulting Partner failed to pay and all direct expenses actually incurred by the Partnership in effectuating the process set forth in this Subsection B.

               The purchase price for such Partnership Interest shall be determined within five (5) business days from the date the General Partners receive notice of the decision of the Appraiser as set forth in Article Twelve, and the General Partners shall promptly notify all the Partners of such purchase price. The purchase price for such Partnership Interest shall be payable, without interest thereon, to the Defaulting Partner within two
               (2) months from the date the General Partners notify all the Partners of such purchase price.

               The Acquiring Partner, as a condition to the exercise of his right to purchase the Defaulting Partner's Partnership Interest pursuant to this Subsection B and as a condition to receiving such Partnership Interest, shall agree in writing to pay to the Partnership the sum which the Defaulting Partner failed to pay.

               The Acquiring Partner purchasing the Defaulting Partner's Partnership Interest pursuant to this paragraph (2) of Subsection B shall become the owner thereof upon payment of the purchase price therefor. The Acquiring Partner shall pay to the Partnership, within thirty (30) days from the date he acquires such Partnership Interest, the sum which the Defaulting Partner failed to pay and all direct expenses actually incurred by the Partnership with respect to such default.

               Notwithstanding the provisions of this paragraph (2) of Subsection B, the obligation of the Defaulting Partner to pay the sum which the Defaulting Partner failed to pay shall be extinguished only by, and only to the extent 'of, the actual amount of the monies received by the Partnership from the Acquiring Partner who has purchased the Partnership Interest of the Defaulting Partner hereunder.

               The Partnership Interest subject to purchase pursuant to this paragraph (2) of Subsection B shall include the right to Distributions and to the allocation of Profits and Losses attributable to such Interest from and after the date of default of the Defaulting Partner's obligation hereunder. From and after the date of default of the Defaulting Partner's obligation hereunder, the Defaulting Partner shall have no right to receive Distributions or to be allocated Profits and Losses of the Partnership.

               The Transfer of such Partnership interest pursuant to this paragraph (2) of Subsection B shall be effective as of the date of payment of the purchase price therefor, without the necessity of any action on the part of the Defaulting Partner. Each Partner agrees that if his Partnership Interest is purchased pursuant to this paragraph (2) of Subsection B, he will execute, acknowledge and deliver all instruments requested by the Partnership or the Acquiring Partner for the purpose Of confirming or evidencing the Transfer of such Partnership Interest.

               The Acquiring Partner who shall acquire the Defaulting Partner's Partnership Interest pursuant to this paragraph (2) of Subsection B shall, with respect to and Lo the extent of the Partnership Interest so transferred to him, be deemed to be a Limited Partner, with the same interest in Profits, Losses; and Distributions, etc., as the Defaulting Partner had prior to the time of default.

     C. The Defaulting Partner may cure any default which he is deemed to have made pursuant' to Subsection B of this Section 3.3 by paying, (i) the sum which he previously failed to pay with interest from the date such payment was due at the lesser of (A) the highest rate of interest allowed by law or (B) the Base Rate PLUS 4%, and (ii) all direct expenses actually incurred by the Partnership with respect to such default; PROVIDED that no prior election has been made pursuant; to Subsection B of this Section 3.3.

Section 3.4 Capital Accounts
            ----------------

     A separate Capital Account shall be maintained for each Partner. There shall be credited to each Partner's Capital, Account the amount of any cash, and the agreed value of other property actually contributed by such Partner to the capital of the Partnership and such Partner's share of Partnership Profits and there shall be charged against such Partner's Capital Account the amount of all Distributions to such Partner and such Partner's share of the Losses of the Partnership.

     All Partners confirm that the initial Capital Account of each Partner is as set forth on Schedule A attached hereto.

Section 3.5 Special Deemed Capital Account
            ------------------------------

A. Telco shall be credited with a Special Deemed Capital Account in the amount of $1,500,000. This Special Deemed Capital Account (i) shall be separate and distinct from and shall not be considered part of the Capital Account of Telco; and (ii) shall not be increased or decreased and shall not be payable to Telco except in connection with an Excess Cash Proceeds Event and except in the manner set forth in Subsections B and C of this Section 3.5.

B. Upon the occurrence of the first Excess Cash Proceeds Event (not including Excess Cash Proceeds Events, if any, occurring on or before the date hereof) with respect to the Partnership which will result in Distributions to the Partners in accordance with Section 4.2.C hereof, the then fair market value of the Premises shall he determined as set forth in Article Twelve. The Special Deemed Capital Account of Telco shall then be increased (but not decreased) to an amount equal to $1,500,000 multiplied by a fraction, the numerator of which is such fair market value and the denominator of which is $16,500,000, which fraction shall in no case be less than one. Distribution to Telco pursuant to clause (1) of Section 4.2.C of Excess Cash Proceeds in connection with such Excess Cash Proceeds Event shall thereupon be made in accordance with and credited against the Special Deemed Capital Account as so increased.

     In the event that the Special Deemed Capital Account of Telco has not theretofore been reduced to zero, upon the occurrence of each subsequent Excess Cash Proceeds Event which will result in Distributions to the Partners in accordance with Section 4.2.C hereof, the then remaining balance of the Special Deemed Capital Account of Telco shall be increased or decreased to an amount equal to the greater of (A) such then remaining balance multiplied by a fraction, the numerator of which is the then fair market value of the Premises (as determined as set forth in Article Twelve) and the denominator of which is the fair market value of the Premises as last determined in connection with an Excess Cash Proceeds Event and (B) $1,500,000 minus all previous Distributions pursuant to clause (1) of
     Section 4.2.C. Distribution to Telco pursuant to clause! (1) of Section 4.2-C of Excess Cash Proceeds in connection with each such subsequent Excess Cash Proceeds Event shall be made in accordance with and credited against such then remaining balance of the Special Deemed Capital Account as so increased or decreased until the Special Deemed Capital. Account has been reduced to zero.

C. The foregoing provisions of this Section 3.5 may be illustrated by the following examples:

          (1)  Example l:
               ---------

               The first Excess Cash Proceeds Event of the Partnership occurs on January 1, 1996 when the Partnership refinances the Premises for $25,000,000. The fair market value of the Premises is then $33,000,000. The Special Deemed Capital Account of Telco is then increased to $3,000,000: $1,500,000 x $33,000,000/ $16,500,000.
               If there are Excess Cash Proceeds of $8,000,000 in connection with the refinancing, then $3,000,000 will be distributed to Telco pursuant to clause (1) of Section 4.2.C, and the remaining $5,000,000 will be distributed to the Partners pursuant to clauses (2) and (3) of Section 4.2.C. Thereafter, the Special Deemed Capital Account of Telco will be zero and, accordingly, will not be a factor in any subsequent Distribution of Excess Cash Proceeds.

          (2)  Example 2:
               ----------

               The first Excess Cash Proceeds Event of the Partnership occurs on January 1, 1992 when the Partnership refinances the Premises for $18,000,000 and when the fair market value thereof is $22,000.000. The Special Deemed Capital Account of Telco is then increased to $2,000,000: $1,500,000 x $22,000,000/ $16,500,000.
               If there are Excess Cash Proceeds of $1,500,000 in connection with the refinancing, then the entire $1,500,000 will be distributed to Telco pursuant to clause (1) of Section 4.2-C. The remaining balance of the Special Deemed Capital Account of Telco will then be $500,000.

               The next Excess Cash Proceeds Event occurs on January 1, 1997 when the Partnership refinances the Premises for $25,000,000 and when the fair market value thereof is $33,000,000. The remaining balance of the Special Deemed Capital Account of Telco is then increased to $750,000: $500,000 x $33,000,000/ $22,000,000. If
               there are Excess Cash Proceeds of $6,000,000 in connection with the refinancing, then $750,000 will be distributed to Telco pursuant to clause (1) of Section 4.2.C, and the remaining $5,250,000 will be distributed to the Partners pursuant to clauses (2) and (3) of Section 4.2.C. Thereafter, the Special Deemed Capital Account of Telco will be zero and, accordingly, will not be a factor in any subsequent Distribution of Excess Cash Proceeds.

          (3)  Example 3:
               ---------

               The facts are the same as in Example 2 above, except that on January 1, 1997 the Partnership sells the entire Premises for $19,800,000, representing the then fair market value thereof. The remaining balance of the Special Deemed Capital Account of Telco is then reduced to $450,000: $500,000 x $19,800,000/ $22,000,000.
               If there are Excess Cash Proceeds of $1,500,000 in connection with the sale, then $450,000 will be distributed to Telco pursuant to clause (1) of Section 4.2.C, and the remaining $1,050.000 will be distributed to the Partners pursuant to clauses (2) and (3) of Section 4.2.C.

Section 3.6 Partnership Capital
            -------------------

     A. No Partner shall be paid interest on his Capital Contribution to the Partnership, on his Capital Account or on his Special Deemed Capital Account, as the case may be.

     B No Partner shall have the right to withdraw his Capital Contribution or to receive any return of any portion of his Capital Contribution, except as provided for herein or in the Act.

     C. Under circumstances requiring a, return of any Capital Contribution, no Partner shall have the right to receive property other than cash, except as may be specifically provided for in this Agreement.

Section 3.7 Liability of Limited Partners
            -----------------------------

     A. No Limited Partner in his capacity as a Limited Partner shall be liable for the debts, liabilities, contracts, or any other obligations of the Partnership, except to the extent of his obligations set forth in Section 3.2 and Section 3.3.

     B. No Limited Partner shall be required to lend funds to the Partnership, but may do so in his discretion.

                                  ARTICLE FOUR
                                  ------------

                        ALLOCATION OF PROFITS AND LOSSES:
                        ---------------------------------
                                  DISTRIBUTIONS
                                  -------------

Section 4.1 Allocation of Profits and Losses
            --------------------------------

     A. The Profits and Losses of the Partnership shall be determined and allocated with respect to each Fiscal Year of the Partnership its of, and within ninety (90) days after, the end of such Fiscal Year.

     B. Subject to Subsection C of this Section 4.1. Profits and Losses (including all items of Partnership income, gain, loss, deduction, credit, or the like) for any Fiscal Year shall be allocated (and credited or borne, as the case may be) as follows:

          (1)  Profits shall be allocated as follows:

               (a) FIRST, to the Partners, to eliminate and in proportion to any deficit balances in their respective Capital Accounts;

               (b) THEN, to the Partners pro rata in accordance with their respective Partnership Interests.

          (2) Losses shall be allocated to the Partners pro rata in accordance with their respective Partnership Interests.

     C. All gain or loss from an Excess Cash Proceeds Event, whether or not such event causes or is in connection with the dissolution or termination of the Partnership, shall be allocated (and credited or borne, as the case may be) as follows:

          (1) Gain from an Excess Cash Proceeds Event shall be allocated as follows:

               (a) FIRST, to Telco to the extent of Excess Cash Proceeds distributed to Telco pursuant to clause (1) Of Section 4.2.C;

               (b) THEN, to the Partners, to eliminate and in proportion to any deficit balances in their respective Capital Accounts;

               (c) THEN, to the Partners in proportion to and to the extent of the respective amounts of Excess Cash Proceeds distributed to the Partners pursuant to clause (2) of Section 4.2.C;

               (d) THEN, to the Partners pro rata. in accordance with their respective Partnership Interests.

          (2) Loss from an Excess Cash Proceeds Event shall be allocated as follows:

               (a) FIRST, to the Partners, to eliminate and in proportion to any positive balances in their respective Capital Accounts;

               (b) THEN, to the Partners pro rata in accordance with their respective Partnership Interests.

Section 4.2 Distributions
            -------------

     A. All Distributable Cash of the Partnership shall be distributed to the Partners not later than one hundred twenty (120) days after the end of each Fiscal Year. All Excess Cash Proceeds arising out of an Excess Cash Proceeds Event, which does not cause or is not in connection with the dissolution, or termination of the Partnership, shall be distributed to the Partners within ninety (90) days after the receipt thereof.

     B. Subject to Section 4.2.D and Section 8.2, Distributable Cash shall be distributed to the Partners pro rata in accordance with their respective Partnership Interests.

     C. Subject to Section 4.2.1) and Section 8.29 Excess Cash Proceeds arising from an Excess Cash Proceeds Event, whether or not such event causes or is in connection with the dissolution or termination of the Partnership, shall be distributed as follows:

          (1) FIRST, to Telco up to an amount equal to the then remaining balance of the Special Deemed Capital Account of Telco, as; such remaining balance shall be determined as set forth in Section 3.5;

          (2) THEN, to the Partners in proportion to, and up to an amount equal to, any positive balances in their respective Capital Accounts;

          (3) THEN, to the Partners pro rata in accordance with their respective Partnership Interests.

     D. Distributable Cash and Excess Cash Proceeds arising from an Excess Cash Proceeds Event, whether or not such event causes or is in connection with the dissolution or termination of the Partnership, shall be paid out in the following order:

          (1) to any Partner in repayment of loans or advances of -cash to or on behalf of the Partnership pursuant to Section 3.1.B, Section 3.3.A or Section 3.7.B, including accrued interest thereon;

          (2)  the balance, if any, in the manner provided in Section 4.2.B or
               Section 4.2.C, as the case may be.

Section 4.3 Distributions in Connection with Dissolution
            --------------------------------------------

     Upon dissolution of the Partnership, all funds and assets of the Partnership shall be distributed, subject to the prior payment of all Partnership fees and obligations in accordance with Section 8.2.B, to and among the Partners in accordance with Section 4.2.

                                  ARTICLE FIVE
                                  ------------

                           RIGHTS, POWERS, AND DUTIES
                           --------------------------
                             OF THE GENERAL PARTNERS
                             -----------------------

Section 5.1 Management and Control of the Partnership
            -----------------------------------------

     A. Subject to the Consent of the Limited Partners where required by this Agreement, the General Partners, or any one or more of them, shall have the full and exclusive rights, powers, and obligations required or appropriate to manage and control the business and affairs of the Partnership in good faith and to make all decisions regarding the business of the Partnership and shall have all of the rights, powers, and obligations of general partners of a limited partnership under the laws of the State.

     B. In order to expedite the handling of the Partnership's business; and affairs, it is understood that any document executed by the General Partners, or any one or more of them, while acting in the name and on behalf of the Partnership shall be deemed to be the action of the Partnership as to any third parties.

     C. The Limited Partners shall not participate in the management of, or have any control over, the Partnership's business, nor shall the Limited Partners have the power to represent, act for, sign for. or bind the General Partners or the Partnership, but the Limited Partners shall nevertheless have the rights provided herein.

          The Limited Partners hereby Consent to the exercise by the General Partners, or any one or more of them, of the rights and powers conferred art the General Partners by this Agreement.

Section 5.2 Authority of the General Partners
            ---------------------------------

     A. In addition to any other rights and powers which the General Partners may possess under this Agreement and the Act, the General Partners, or any one or more of them, shall., except to the extent otherwise provided herein, have all specific rights and powers required or appropriate to the management of the Partnership business which, by way of illustration but not by way of limitation, may include the following rights and powers:

          (1)  to redeem the VaZza Interests;

          (2)  to admit Telco and the Crosspoint Croup as Partners;

          (3)  to close the BNE Financing;

          (4)  to enter into the BNE Lease;

          (5) to construct/renovate the Building and other improvements on the Land, and to develop, operate, lease and/or manage the Premises;

          (6)  to close the TIAA Financing;

          (7)  to enter into the TIAA Lease;

          (8) to pay the Development/Construction Management Fee as set forth in Section 5.5;

          (9)  to pay the Excess Rent as set forth in Section 5.5;

          (10) to execute, acknowledge, and deliver, in furtherance of any and all of the purposes of the Partnership, any and all agreements$ contracts, documents, certifications, bills of sale, deeds, and other instruments deemed by the General Partners in good faith to be necessary or appropriate in connection with the business of the Partnership;

          (11) to protect and preserve the title and interest of the Partnership in its assets, and to collect all amounts due to the Partnership and otherwise to enforce all rights of the Partnership, and in that connection to retain counsel and institute suits or proceedings in the name and on behalf of the Partnership;

          (12) to the extent that funds of the Partnership are available, to pay all debts and obligations of the Partnership and to make all Distributions periodically to the Partners in accordance with the provisions of this Agreement;

          (13) to open separate bank accounts for the Partnership with such bank or banks as the General Partners may from time to time select, and to designate and change signatories on such accounts;

          (14) to obtain governmental or other approvals, licenses, permits, and authorizations, if any, which may be required for the construction, development, operation, leasing and/or management of the Premises;

          (15) to negotiate, execute and/or modify leases, options, concessions, licenses, and other occupancy and operating agreements with respect to the Premises;

          (16) to employ on behalf of the Partnership such Persons as the General Partners in good faith shall deem advisable in the operation and management of the Partnership business, including, without limitations accountants, architects, the Accountant, attorneys, engineers, appraisers, advisers, and other experts, on such terms and for such reasonable compensation as prevail for such services in the geographical area in question;

          (17) to borrow funds on behalf of the Partnership and/or to make loans to the Partnership pursuant to the provisions of Section 3.1.B,
               Section 3.3.A and Section 3.7.B;

          (18) to adjust, in the event of a casualty with respect to the Premises resulting in an insurance claim in favor of the Partnership, any claim or retain the services of an independent professional adjuster to settle such claim, the COST Of SUCH an adjuster to be an expense of the Partnership;

          (19) to grant any covenant, restriction, or similar lien or encumbrance affecting the Premises; provided that the same is in the best interest of the Partnership in each. instance;

          (20) to execute and deliver all federal, state, and local tax returns on behalf of the Partnership and to retain counsel and institute, prosecute, defend, and compromise in good faith any suits or proceedings, whether administrative or judicial., in connection with such returns.

     B. Any person dealing with the Partnership or the General Partners may rely upon a certificate signed by the General Partners, or any one or more of them, thereunto duly authorized, as to:

          (1)  the identity of the General Partners or the Limited Partners;

          (2) the existence or non-existence of any fact or facts which constitute conditions precedent to acts by the General Partners or are in any other manner germane to the affairs of the Partnership;

          (3) the Person who is authorized to execute, acknowledge and deliver any instrument or document of or on behalf of the Partnership; or

          (4) any act or failure to act by the Partnership or as to any other matter whatsoever involving the Partnership or any Partner.

Section 5-3 Restrictions on Authority of the General Partners
            -------------------------------------------------

     A. Without the Consent of all the Limited Partners, the General Partners shall not have the authority to:

          (1)  do any act in contravention of this Agreement;

          (2) do any act which would make it impossible or impracticable to carry on the ordinary business of the Partnership;

          (3)  confess a judgment against the Partnership;

          (4) possess Partnership assets, or assign its rights in specific Partnership assets, for other than a Partnership purpose;

          (5) admit a Person as a General Partner, except as provided in this Agreement; or

          (6) knowingly perform any act that would subject any Limited Partner to liability as a general partner in any jurisdiction.

     B. Without the Consent of a Majority in Interest of the Limited Partners, the General Partners shall not have the authority to:

          (1) voluntarily dissolve the Partnership, except as set forth in Article Six;

          (2) voluntarily sell or otherwise dispose of the Premises, except with respect to a lease or leases for a term or terms of riot more than five (5) years (including renewals) with respect to portions of the Premises not exceeding twenty thousand (20,000) square feet in the aggregate;

          (3) voluntarily grant a mortgage or other security interest with respect to the Premises, except for such mortgages and other security interests as are necessary or required in connection with the BNE Financing and the TIAA Financing;

          (4) construct any building or other improvement on the Land, except for the Building and the improvements contemplated by the TIAA Financing;

          (5) enter into any agreement with any Partner or any Affiliate of any Partner, except as set forth in Section 5.5;

          (6) borrow funds on behalf of the Partnership, except with respect to the BNE Financing or the TIAA Financing or pursuant 'to the provisions of Section 3.1.B, Section 3.3.A or Section 3.7.B; or

          (7) except pursuant to the provisions of Section 3.1.B, Section. 3.3.A or Section 3.7.B, voluntarily incur and pay ordinary and necessary expenses with respect to the partnership business other than debt service (with respect to the BNE Financing and/or the TIAA Financing) and other than expenses which are payable by a tenant under the BNE Lease, under the TIAA Lease and/or under any other lease of the Premises or any portion thereof - in excess of (i) twenty thousand dollars ($20,000) in any of the first three Fiscal Years of the Partnership after the date hereof; (ii) twenty-five thousand dollars ($25,000) in any of Fiscal Years four through six of the Partnership after the date hereof; (iii) thirty thousand dollars ($30,000) in any of Fiscal Years seven through nine of the Partnership after the date hereof; and (iv) thirty thousand dollars ($30,000) as adjusted upward as reasonably determined by the General. Partners with the Consent of a Majority in Interest of the Limited Partners in any Fiscal Year subsequent to the ninth Fiscal. Year of the Partnership after the date hereof.

Section 5.4 Duties and Obligations of the General Partners
            ----------------------------------------------

     A. The General Partners shall take all action which may be necessary or appropriate (i) for the formation and continuation of the Partnership's valid existence as a limited partnership under the: laws of the State and (ii) for the redemption of the Vazza Interests, the removal of TSFOC as a Limited Partner, the admission of Telco and the Crosspoint Group as Partners, the construction/renovation of the Building, and the development, operation, leasing and/or management of the Premises, in accordance with the provisions of this Agreement and applicable laws and regulations and to the extent that Partnership funds are available to carry out such duties and obligations.

     B. The General Partners shall devote to the Partnership such time as may be necessary for the proper performance of their duties hereunder

     C. The General Partners shall take such action as may be necessary or appropriate in order to form or qualify the Partnership under the laws of any jurisdiction in which the Partnership is doing business or in which such formation or qualification is necessary in order to protect the limited liability of the Limited Partners or. in order to continue in effect such formation or qualification. The General Partners. shall file or cause to be filed for recordation in the office of the appropriate authorities of the State and in the proper office or offices in each other jurisdiction in which the Partnership is formed or qualified, the Certificate and such certificates (including limited partnership and fictitious name certificates) and other documents as are required by the applicable statutes, rules or regulations of any such jurisdiction or are required to reflect the identity of the' Partners and the amounts of their respective Capital Contributions.

Section 5.5 Authority of the General Partners to Deal With Affiliates
            ---------------------------------------------------------

     A. The General Partners may for, in the name of, and on behalf of the Partnership enter into' such agreements, contracts or the like with a General Partner or any Affiliate of a General Partner to undertake and carry out the business of the Partnership as if such General Partner or Affiliate were an independent contractor. The General Partners may obligate the Partnership to pay reasonable compensation for and on account of any such services and accept terms which are no less favorable to the Partnership than are available from others on an arm's-length basis in the same geographical area.

     B. All Partners are aware that the Partnership has entered or may enter into the following arrangements with Affiliates of the Partners. which arrangements were not or will not be determined by arm's-length negotiations:

          (1) the payment to Crosspoint Development Corporation, a Massachusetts corporation which is an Affiliate of that General Partners and of certain of the Limited Partners, of a, fee ("Development/Construction Management Fee") equal to $450,000, payable as follows:

               (a)  $225,000 upon the closing of the BNE Financing;

               (b)  $225,000.upon Building Completion;

          (2) the payment to TSFOC of Excess Rent, payable in monthly installments, but subject to the provisions of the TIAA Lease;

          (3)  the BNE Lease!, and

          (4)  the TIAA Lease.

All Partners ratify, confirm and assent to the foregoing arrangements and the terms and provisions thereof.

Section 5.6 Compensation of Partners
            ------------------------

     A. Subject to the provisions of Section 5.3.B(7), the General Partners shall be reimbursed by the Partnership for their reasonable out-of-pocket expenses incurred and paid in connection with Partnership business -- including, without limitation, all, legal., accounting, travel and other expenditures incurred in connection therewith and the costs of direct labor, materials and supplies used for and in respect of the development, operation, leasing and/or management of the Premises and other Partnership assets and for fees,, commissions, and other amounts paid to brokers and similar parties in connection with the acquisition of leases with respect to the Premises or portions thereof; provided that, subject to the provisions of the TIAA Lease, the Excess Rent shall be paid by the Partnership to TSFOC before reimbursement of the General Partners pursuant to this Subsection A.

     B. Except as expressly provided for in this Agreement, no payment shall be made by the Partnership to any Partner for the services; or, out-of-pocket expenses of such Partner or of any employee, agent or, representative of any Partner.

Section 5.7 Other Interests of the General Partners and Their Affiliates
            ------------------------------------------------------------

     Any General Partner and any Affiliate of a General Partner may engage IN or possess an interest in other business ventures of every nature and description, independently or with others -- including, without limitation, the real estate business in all of its phases, which shall include, without limitation, the ownership, construction, operation, management, sale, syndication, and development of real property for his own account or for the account of others.

Section 5.8 Rights to Income or Profits
            ---------------------------

     Neither the Partnership nor any other Partner shall have any rights in or to any income or profits derived by or from any Person and any arrangements, agreements and ventures described in or authorized by Section 5.5.A, Section 5.5.B(l) and (2), Section 5.6 or Section 5.7 by reason of this Agreement.

Section 5.9 Liability and Indemnification of the General Partners
            -----------------------------------------------------

     A. The General Partners shall be obligated to undertake and perform the duties, responsibilities and obligations of the General Partners set forth in this Agreement only to the extent that adequate funds of the Partnership are available therefor.

     B. The General Partners shall not be liable. responsible, or accountable in damages or otherwise to any of the Partners or the Partnership for, and the Partnership shall indemnify the General Partners against and save each of them harmless from, any damage or expense (including reasonable attorneys' fees) incurred by reason of any act or omission performed or made by the General Partners on behalf of the Partnership or the Limited Partners in good faith and in a manner reasonably believed by the General Partners to be both within the scope of the authority granted to them by this Agreement and in the best interests of the Partnership or the Limited Partners; provided that the satisfaction of any indemnification shall be from, and limited to, Partnership assets. The Limited Partners shall not have any personal liability whatsoever on account of the provisions of this Section 5.9.

     C. The General Partners shall have the right and authority to require in all Partnership contracts that the General Partners will not be personally liable thereon and that the Person contracting with the Partnership is to look solely to the Partnership and its assets; for satisfaction.

                                   ARTICLE SIX
                                   -----------

                              TRANSFERABILITY OF A
                              --------------------
                           GENERAL PARTNER'S INTEREST
                           --------------------------

Section 6.1 Voluntary Retirement or Transfer by a General Partner
            -----------------------------------------------------

     A. No General Partner shall have the right to retire as a General Partner of the Partnership or to Transfer, assign or encumber his

          Interest (or any part thereof) as a General Partner, without the Consent Of a Majority in Interest of the Limited Partners in each instance.

     B.   Notwithstanding the provisions of Section 6.1.A:

          (1) any General Partner may Transfer or assign his Interest (or any part thereof) as a General Partner to an Affiliate with the Consent of a Majority in Interest of the Limited Partners;

          (2) at any time after the tenth (10th) anniversary of the date of this Agreement, any General Partner may retire or Transfer, assign or encumber his Interest (or any part thereof) as a General Partner without the Consent of any of the Limited Partners;

          PROVIDED in each case that the characteristics (including, without limitation, the net worth) of the remaining General Partner, are sufficient and of such quality so as to meet all then applicable requirements set by statute, the Internal Revenue Service or the courts to insure that the Partnership will not fail to be classified for federal income tax purposes as a partnership, rather than as an association taxable as a corporation.

          Notice of any such retirement, Transfer, assignment or encumbrance shall be given to all Partners; and, subject to the provisions of Subsection D of this Section 6.1, such retirement, Transfer, assignment or encumbrance shall be effective on the sixtieth (60th) day after the date of such notice.

     C. Subject to the provisions of Subsection D of this Section 6.1, upon the retirement of a General Partner, the retiring General Partner shall be entitled to receive (i) the then net fair market value of his Interest as a General Partner as determined as set forth in Article Twelve and (ii) any amounts due and owing to him by the Partnership less any amounts due and owing by him to the Partnership.

          The right of a retired General Partner to payment under this Subsection C shall be subject to any claim for damages the Partnership or any Partner may have against the General Partner if such retirement is in contravention of this Agreement.

          Any payments by the Partnership to a retiring General Partner pursuant to this Subsection C may be paid, at the option, of the Partnership, by a promissory note of the Partnership (which promissory note shall be secured by Partnership assets and by security interests in the Partnership Interests of the Partners but which promissory note shall not impose personal liability on any Partner of the Partnership) payable in three (3) equal, consecutive annual installments of principal, the first such installment being payable one year after the effective date of retirement, with interest on the unpaid principal balance thereof at the rate of ten percent (10%) per annum and payable annually on. the principal installment payment date.

     D. Upon the notice of the retirement of a General Partner, the remaining Partners shall decide whether to reconstitute the Partnership in accordance with the provisions of Section 6.2. If the remaining Partners do not reconstitute the Partnership in accordance with the provisions of Section 6.2, then the retirement of the retiring General Partner shall be effective only for the purposes of Section 6.2.A and
          Section 8.1.C; for all other purposes, the retiring General Partner shall remain a General Partner of the Partnership until the Partnership and his Interest are liquidated in accordance with the provisions of Section 8.2.

Section 6.2 Reconstitution of the Partnership
            ---------------------------------

     A. In the event of the retirement or Incapacity of a General Partner, the Partnership shall be dissolved.

     B. Notwithstanding the provisions of Subsection A of this Section 6.2, the Partnership shall be continued on the terms and conditions of this Agreement after the retirement or Incapacity of a General Partner (the "Former General Partner") if, within sixty (60) days after such dissolution of the Partnership:

          (1) if there is a remaining General Partner or General Partners, each such remaining General Partner and a Majority in Interest of the Limited Partners Consent to continue the Partnership; or

          (2) if there is no remaining General Partner, all the Limited Partners Consent to continue the Partnership, designate in writing one or more substituted General Partners, and at least one such designee consents in writing to become a substitute General Partner (collectively, the "Substitute General Partner":).

     C. If the business of the Partnership is continued pursuant to clause (2) of Subsection B of this Section 6.2 with the Substitute, General Partner, then, subject to the provisions of Section 6.3. the Substitute General Partner shall succeed to all of the powers;, privileges and obligations of the Former General Partner hereunder.

     D. If the business of the Partnership is continued pursuant to Subsection B of this Section 6.2, then the Interest of an Incapacitated Former General Partner shall become a Limited Partner Interest (with the same interest in Profits, Losses and Distributions, etc., as the Incapacitated Former General Partner had prior to his Incapacity), and such Incapacitated Former General Partner (or his legal representative) shall be deemed a Limited Partner of the Partnership.

Section 6.3 Admission of a Person as the Substitute General Partner
            -------------------------------------------------------

     The admission of a Person as the Substitute General Partner pursuant to
Section 6.2 shall be effective only if and after the following conditions are satisfied:

          (1) the Interests of the Limited Partners shall not be adversely affected by the admission of the Substitute General Partner;

          (2)  any Person designated as a Substitute General Partner pursuant to
               Section 6.2 shall have satisfied the requirements of Section 11.2 hereof; and

          (3) all of the provisions of Section 6.2 and Section 10.3 shall. have been complied with.

Section 6.4 Restrictions on Transfer by a General Partner
            ---------------------------------------------

     Notwithstanding anything to the contrary contained in this Agreement, tile Interests of the General Partners shall at all times be subject to tile restrictions on Transfer set forth in Subsections A and B of Section 7.2.

Section 6.5 Liability and Rights of a Retired or Transferor General Partner
            ---------------------------------------------------------------

     Any General Partner who shall duly retire or Transfer his entire Interest as a General Partner shall remain liable for his portion of any obligations and liabilities incurred as General Partner prior to the time such retirement or Transfer shall have become effective, but any such duly retired or Transferor General Partner shall be free of any obligation or liability incurred on account of the activities of the Partnership from and after such time of retirement or Transfer. Except as may be provided herein, such retirement or Transfer shall not affect any rights of a retired or Transferor General Partner which shall mature or become vested prior to the effective date of his retirement or Transfer.

                                  ARTICLE SEVEN
                                  -------------

                         TRANSFERABILITY AND ACQUISITION
                         -------------------------------
                         OF A LIMITED PARTNER'S INTEREST
                         -------------------------------

Section 7.1 Representations of Limited Partners
            -----------------------------------

     Each Limited Partner hereby represents and warrants to the General Partners and to the Partnership that his acquisition of his Interest is made as principal for his own account for investment purposes only and not with a view to, or for, the resale or distribution of such Interest or any portion thereof.

Section 7.2 Restrictions on Transfer of Interests
            -------------------------------------

     A. Notwithstanding anything to the contrary contained in this Agreement, no Transfer of a Partner's Interest may be made unless an opinion, satisfactory in form and substance to the Partnership, is rendered by qualified, independent counsel to the Transferor directly to the Partnership, that

          (1) such Transfer when added to the total of all other Transfers of Interests within the preceding twelve (12) months, would not result in the Partnership being considered to have terminated within the meaning of Section 708 of the Code; and

          (2) such Transfer would not violate the Securities Act of 1933, or any state securities ("blue sky") laws (including any investor suitability standards) applicable to the Partnership or the Interest to be transferred.

     B. In no event shall a Partner Transfer all or any part of his Interest to a minor or an incompetent except by will or intestate succession.

Section 7.3 Incapacity of a Limited Partner
            -------------------------------

     If a Limited Partner dies, his executor, administrator or trustee, or, if he is adjudicated incompetent, his committee, guardian or conservator or, if he becomes bankrupt the trustee or receiver of his estate, shall have all tile rights of the Limited Partner for the purpose of settling or managing his estate and such power as the Incapacitated Limited Partner possessed to Transfer all or any part of his Interest and to join with such Transferee in satisfying conditions precedent to such Transferee becoming a Substitute Limited Partner.

     The Incapacity of a Limited Partner shall not dissolve the Partnership.

Section 7.4 Transferees
            -----------

     A. The Partnership need not recognize for any purpose any purported Transfer of all or any part of the Interest of a Partner unless the pertinent provisions of Section 7.2 shall have been complied with and there shall have been filed with the Partnership a written and dated notice of such Transfer, executed and acknowledged both by the Transferor and by the Transferee, which notice shall (i) contain all of the terms and provisions of the agreement relating to such Transfer and (ii) represent that such Transfer was made in accordance with all applicable laws and regulations (including any investor suitability standards). Any Transfer shall be recognized by the Partnership as effective on the date of such notice if the date of such notice is within thirty (30) days of the date on which such notice is filed with the Partnership, and otherwise shall be recognized as effective on the date such notice is filed with the Partnership.

     B. If a Limited Partner shall Transfer all of his Interest, he shall cease to be a Limited Partner, except that, unless and until a Substitute Limited Partner is admitted in his stead, such Transferor Limited Partner shall retain the statutory rights of the assignor of a limited partner's interest under the Act.

     C. A Person who is the Transferee of all or any part of the Interest of' a Limited Partner, but does not become a Substitute Limited Partner, and desires to make a further Transfer of such Interest, shall. be subject to all the provisions of this Article Seven to the same extent and in the same manner as if such Person were a Limited Partner desiring to make a Transfer of his Interest.

Section 7.5 Substitute Limited Partners
            ---------------------------

     A. No Limited Partner shall have the right to substitute a Transferee as a Limited Partner in his place. Any Transferee of an Interest of a Limited Partner shall be admitted to the Partnership as a Substitute Limited Partner (i) if the Transferee is an Affiliate of the Transferor Limited Partner; (ii) if the Transferor Limited Partner first offered his Interest to the other Partners in accordance with the provisions of Section 7.6; or (iii) otherwise, only with the Consent of the General Partners which Consent may, in the absolute discretion of the General Partners, be withheld. Any such Consent by the General Partners shall be binding and conclusive without the Consent of any Limited Partner.

     B. No Person shall become a Substitute Limited Partner until such Person shall have satisfied the requirements of Section 11.2; PROVIDED that for the purposes of Article Four, a Person shall be treated as having become, and as appearing in the records of the Partnership as, a Limited Partner on such date as the Transfer to such Person was recognized by the Partnership pursuant to Section 7.4.A.

Section 7.6 Right of First Refusal
            ----------------------

     A. No Limited Partner shall Transfer his Interest for value unless and until he has first offered it to the other Partners as follows:

          (1) The Limited Partner shall give notice to the General Partners that he desires to Transfer his Interest for value. He shall attach to such notice the written offer of a prospective purchaser to buy such Interest. Such offer shall be complete in all details as to purchase price and terms of payment. Such notice shall include the representation and warranty of the Limited Partner that such offer is genuine and in all respects what it purports to be.

          (2) The General Partners shall promptly notify all the other Partners of such offer and the details thereof. Within twenty (20) days after such notice from the General Partners is given, any one or more of such Partners (including the General Partners) may elect to purchase the Interest of the Limited Partner at the price and on the terms contained in such offer. If more than one of such Partners elect to so purchase, then such electing Partners shall be entitled to purchase such Interest pro rata in accordance with their respective Partnership Interests.

          (3) If no such Partner elects to purchase such Interest, the Limited Partner shall be free to Transfer such Interest to the Person, for the price, and on the terms contained in such offer within sixty (60) days after the expiration of the twenty (20) day election period, in which event such Person shall become a Transferee of such Interest under this Article Seven. If such Interest is not so transferred to such Person. such Interest shall become again subject to the terms and conditions of this
               Section 7.6.

     B. Any such Partner who elects to purchase such Interest shall hold such Interest as a Limited Partner.

                                  ARTICLE EIGHT
                                  -------------

                          DISSOLUTION, LIQUIDATION AND
                          ----------------------------
                         TERMINATION OF THE PARTNERSHIP
                         ------------------------------

Section 8.1 Events Causing Dissolution
            --------------------------

     The Partnership shall dissolve upon the happening of any of the following events:

     A.   the expiration of its term;

     B. the election to dissolve the Partnership made in writing by a Substantial Majority in Interest of the Limited Partners pursuant to
          Section 10.2.B;

     C. the retirement or Incapacity of a General Partner, SUBJECT, HOWEVER, to reconstitution as provided for in Section 6.2;

     D.   the Transfer of all of the Partnership assets; or

     E. the happening of any other event causing the dissolution of the Partnership under the laws of the State.

Dissolution of the Partnership shall be effective on the day on which the event occurs giving rise to the dissolution, but the Partnership shall not terminate until the Partnership's Certificate has been cancelled and the assets of the Partnership have been distributed as provided in Section 8.2.

Section 8.2 Liquidation
            -----------

     A. Upon dissolution of the Partnership, its liabilities shall be paid in the order provided hereinafter. The General Partners shall cause the assets of the Partnership to be sold in accordance with reasonable business judgment, in an effort to obtain the best prices for, the assets, and the General Partners shall cause the cancellation of the Certificate. Pending such actions, the General Partners shall have the right to continue to operate and otherwise deal with the assets of the Partnership. In the event the General Partners are not able to function or in the event the General Partners are not performing their responsibilities under this Section 8.2.A in accordance with reasonable business judgment, the Partnership shall elect, by Consent of a Majority in Interest of the Limited Partners, a Person to perform the functions of the General Partners in liquidating the assets of the Partnership and winding up its affairs.

     B. In settling accounts after dissolution, the remaining assets of the Partnership shall, subject to applicable laws, be paid out in the following order:

          (1)  FIRST, to pay the expenses of liquidation;

          (2) THEN, to third party creditors (including, without limitation, and Affiliates as such creditors, if and to the extent or advances made by them to the Partnership), in the priority provided for by law;

          (3) THEN, to set up a reserve for contingencies such as the General consider necessary;

          (4) THEN, the balance, if any, to the Partners in the manner provided in Section 4.3.

     C. The foregoing provisions of this Section 8.2 shall not apply in the event that the Partnership is reconstituted as provided for in Section 6.2.

                                  ARTICLE NINE
                                  ------------

                                 FISCAL MATTERS
                                 --------------

Section 9.1 Title to Property and Bank Accounts
            -----------------------------------

     The assets of the Partnership shall be held in the name of the Partnership.

     The funds of the Partnership shall be deposited in the name of the Partnership in such bank account or accounts in Massachusetts as shall be designated by the General Partners, and withdrawals therefrom shall be made upon the signature of the General Partners or of such Persons as shall be so designated by the General Partners.

     All funds not needed in the operation of the Partnership business may be deposited in interest-bearing accounts or invested in short-term United States Government obligations maturing within one year or otherwise invested in such manner as the General Partners in their discretion deem advisable.

Section 9.2 Books and Records
            -----------------

     The books and records of the Partnership, a list of the names; and addresses and Interests of all Partners, and a certified copy of the Certificate shall be maintained by the General Partners at the principal office of the Partnership and shall be available to the Limited Partners and their duly authorized representatives for inspection at any and all reasonable times upon two business days' prior notice.

     The books and records of the Partnership will be kept on the cash basis. Reports of the Partnership for tax purposes will be prepared on such method of accounting as will, in the opinion of the Accountant, be most advantageous to a Substantial Majority in Interest of the Partners. Financial statements for the Partnership will be prepared in conformity with generally accepted accounting principles applied on a consistent basis and in respect of an annual period ending on August 31; PROVIDED that the cost of. preparation of said financial statements shall be paid solely by Telco.

     Any Partner, or his duly-authorized representatives, upon paying the costs of preparation, duplication and mailing, shall be entitled for any proper purpose to a copy of the list of names and addresses and Interests of the Partners. The Partnership may maintain such other books and records and may provide such financial or other statements as the General Partners in their discretion deem advisable.

Section 9.3 Reports and Accountant
            ----------------------

     Within one hundred twenty (120) days after the end of each Fiscal Year of the Partnership, the Partnership shall cause to be delivered to each Limited Partner an annual report, prepared by the Accountant, containing (i) an audited statement of financial condition as of the end of the Fiscal Year then ended,
(ii) an audited operating statement for the Fiscal Year then ended, (iii) an opinion of the Accountant as to the fairness of presentation of such statement of financial condition and operating statement. and (iv) an audited statement of sources and application of funds for the Fiscal Year then ended.

     Within ninety (90) days after the end of each Fiscal Year of the Partnership, the Partnership shall cause to be delivered to each Limited Partner
(i) a report describing the Distributions to Partners for the Fiscal Year then ended, and (ii) all information necessary for the preparationof such Limited Partner's federal, state and local income tax returns.

Section 9.4 Federal Tax Elections
            ---------------------

   The Partnership shall make elections for federal income tax purposes as follows:

     A. In case of a Transfer of all or part of the Partnership Interest of a Partner, the Partnership may, in the sole discretion of the General Partners, timely elect pursuant to Sections 743 and 754 of the Code (or corresponding provisions of future law) and pursuant to similar provisions of applicable state or local income tax laws, to adjust the basis of the Assets of the Partnership. In such event, any basis adjustment attributable to such Transfer shall be allocated solely to the Transferee.

     B. The Partnership shall elect the straight-line method (over the shortest period of years allowed) of depreciation for so-called "18-year real property" owned by the Partnership pursuant to the accelerated cost recovery system set forth in the Code.

     C. All other elections required or permitted to be made by the Partnership under the Code and not otherwise expressly provided for in this Agreement shall be made by the General Partners with the Consent of a Majority in Interest of the Limited Partners.

                                   ARTICLE TEN
                                   -----------

                 MEETINGS AND VOTING RIGHTS OF LIMITED PARTNERS
                 ----------------------------------------------

Section 10.1 Meetings
             --------

     A. Meetings of the Limited Partners for any purpose may be called by the General Partners and shall be called by the General Partners upon receipt of a request in writing signed by a Majority in Interest of the Limited Partners. Notice of such meeting shall be sent within ten
          (10) days after receipt of such request. Such request shall state the purpose of the proposed meeting and the matters proposed to be acted upon thereat. Such meeting shall be held at the principal office of the Partnership. or at such other place in Massachusetts as may be designated by the General Partners or, if called upon the request of Limited Partners, at such place in Massachusetts as designated by such Limited Partners. In addition, upon receipt of a request in writing signed by a Majority in Interest of the Limited Partners, the General Partners shall submit any matter (upon which the Limited Partners are entitled to act) to the Limited Partners for a-vote by written Consent without a meeting.

     B. A notice of any such meeting shall be given to each Limited Partner not less than fifteen (15) days nor more than sixty (60) days before the date of the meeting. Such notice shall state the place, date and hour of the meeting, and shall indicate that it is being issued at or by the direction of the Partners calling the meeting. The notice shall state the purpose or purposes of the meeting. If a meeting is adjourned to another time and/or place, and if announcement of such adjournment is made at the meeting, it shall not be necessary to give notice with respect to the adjourned meeting.

          The presence in person or by proxy of a Majority in Interest of the Limited Partners shall constitute a quorum at all meetings of the Limited Partners; PROVIDED, however, that if there be no such quorum, holders of a majority of the Limited Partner Interests so present or so represented may adjourn the meeting from time to time without further notice, until a quorum shall have been obtained.

          No notice of the time, place, or purpose of any meeting of Limited Partners need be given to any Limited Partner who attends in person or is represented by proxy (except when the Limited Partner attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business on the ground that the meeting is not lawfully called or convened), or to any Limited Partner entitled to such notice who, in writing, executed and filed with the records of the meeting, either before or after the time thereof, waives such notice.

     C. For the purpose of determining the Limited Partners entitled to vote on, or to vote at, any meeting of the Limited Partners or any adjournment thereof, the General Partners or the Limited Partners requesting such meeting may fix, in advance, a date as the record date for any such determination. Such date shall not be more than fifty
          (50) days nor less than ten (10) days before any such meeting.

     D. Each Limited Partner may authorize any person or persons to act for him by proxy in all matters in which a Limited Partner is entitled to participate, whether by waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or his attorney-in-fact . No proxy shall be valid after the expiration of six (6) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Limited Partner executing it.

     E. At each meeting of Limited Partners, the Limited Partners present or represented by proxy shall elect such officers and adopt such rules for the conduct of such meeting as they shall deem appropriate.

Section 10.2 Voting Rights of Limited Partners
             ---------------------------------

     Subject to Section 10.3, a Substantial Majority in Interest of the Limited Partners, without the concurrence of the General Partners, may by affirmative vote or written Consent:

     A. Amend this Agreement, subject to the provisions of Section 11.1 and to the conditions that such amendment (a) may not alter in any way the purpose of the Partnership; (b) may not in any manner allow the Limited Partners to take part in the control of the Partnership's business; and (c) may not, without the Consent of the General
          Partners: (1) alter the rights, powers and duties of the General Partners as set forth in Article Five or the interests of the Partners in Distributions, Profits and/or Losses; (2) increase the liability of the General Partners hereunder; or (3) amend this Section 10.2.

     B. Dissolve the Partnership; PROVIDED that no such vote or Consent shall be effective prior to the tenth (10th) anniversary of the date of this Agreement.

Section 10.3 Conditions to Action by Limited Partners
             ----------------------------------------

     The right of the Limited Partners under this Agreement to amend this Agreement, to dissolve the Partnership, or to designate a Substitute General Partner shall not come into existence or be effective in any manner unless and until (i) the Partnership has received an opinion of qualified, independent; counsel, which counsel is also satisfactory to a Majority in Interest of the Limited Partners, as to the legality of such action; (ii) either (a) the Partnership has received an opinion of qualified, independent counsel, which counsel is also satisfactory to a Majority in Interest of the Limited Partners, that such action may be effected without subjecting the Limited Partners to liability as general partners under the Act or under the laws of such other jurisdictions in which the Partnership is formed or qualified, or (b) a court having original jurisdiction in the matter has entered a judgment; to the foregoing effect; and (iii) either (a) the Partnership has received an opinion of qualified, independent counsel, which counsel is also satisfactory, to a Majority in Interest of the Limited Partners, that such action may be effected without changing the Partnership's status for federal income tax purposes or (b) either a court having original jurisdiction has entered a, judgment, or the Internal Revenue Service has issued a ruling, to the foregoing effect. For purposes of this Section 10.3, counsel will be deemed satisfactory to a Majority in Interest of the Limited Partners if proposed by, and affirmatively approved in writing within fifteen (15) days thereafter by, ,a Majority in Interest of the Limited Partners.

                                 ARTICLE ELEVEN
                                 --------------

                                   AMENDMENTS
                                   ----------

Section 11.1 Adoption of Amendments
             ----------------------

     A. In addition to the amendments otherwise authorized herein. amendments may be made to this Agreement from time to time by the General Partners with the Consent of a Majority in Interest of the Limited Partners; PROVIDED however, that without the Consent of the Partners to be adversely affected by the amendment, this Agreement may not be amended so as to CO convert a Limited Partner's Interest into a General Partner's Interest; (ii) modify the limited liability of a Limited Partner; or (iii) alter the Interest of a Partner in Distributions, Profits and/or Losses.

     B. The General Partners shall, within a reasonable time after the adoption of any amendment to this Agreement, make any filings or publications required or desirable to reflect such amendment, including any required filing or recordation of an amended Certificate or similar instrument or document.

Section 11.2 Amendments on Admission or Substitution of Partners
             ---------------------------------------------------

     A. Each Limited Partner, Substitute Limited Partner, General Partner, and Substitute General Partner shall become a signatory hereof by signing such number of counterpart signature pages to this Agreement and such other instrument or instruments, and in such manner and at such time, as the General Partners shall determine. By so signing, each Limited Partner, Substitute Limited Partner, General Partner or Substitute General Partner, as the case may be, shall be deemed to have adopted, and to have agreed to be bound by all the provisions of, this Agreement, as amended from time to time in accordance with the provisions of this Agreement.

     B. If this Agreement shall be amended to reflect the admission or substitution of a Limited Partner. the amendment to this Agreement shall be signed by the General Partners, the Person to be substitute or added, and the assigning Limited Partner or his attorney-in-fact.

     C. If this Agreement shall be amended to reflect the replacement of the Former General Partner by the Substitute General Partner, such amendment shall be signed by the Substitute General Partner.

     D.   No person shall become a Partner unless such Person shall have:

          (1) become a party to, and adopted all of the terms and conditions; of, this Agreement;

          (2) if such Person is a corporation, association or trust, provided the General Partners with evidence satisfactory to counsel to the Partnership of such Person's authority to become a Partner under the terms and provisions of this Agreement;

          (3) except as to an initial Partner under this Agreement, paid all reasonable legal fees of the Partnership and the General Partners and filing and publication costs in connection with such Person's becoming a Partner; and

          (4) except as to an initial Partner under this Agreement, furnished to the Partnership such legal opinions with respect to compliance with the provisions of Section 7.2.A as counsel to the Partnership may reasonably request, and such opinions shall be reasonably satisfactory in form and substance (and also as to the Person rendering the same) to counsel to the Partnership.


                                 ARTICLE TWELVE
                                 --------------

                        VALUATION AND APPRAISAL PROCEDURE
                        ---------------------------------

Section 12.1 General
             -------

     The determination of the fair market value of the Premises pursuant to
Section 3.5, the determination of the net fair market value of the Interest of
a. retiring General Partner pursuant to Section 6.1, and. the determination of the net fair market value of the Defaulting Partner's Partnership Interest pursuant to Section 3.3.B(2) shall be accomplished in accordance with the provisions of Subsection A, Subsection B or Subsection C, as the case may be. of
Section 12.2. All Partners acknowledge and confirm that the guiding principle underlying the appraisal procedure set forth in Section 12.2 shall be that each determination of such fair market value or of such net fair market value, as the case may be, shall be accomplished expeditiously, in good faith and at reasonable expense to the Partnership and to the particular Partner or Partners in question.

     Any appraiser designated or appointed to serve in accordance with the provisions of Section 12.2 shall be disinterested and shall be qualified to appraise real estate of the same type as the Premises and situated in the vicinity of the Premises, shall be a member of the American Institute of Real Estate Appraisers (or any successor association or body of comparable standing if such Institute is not then in existence), and shall have been actively engaged in the appraisal of real estate situated in the vicinity of the Premises for a period of not less than ten (10) years immediately preceding his designation or appointment.

Section 12.2 Appraisal Procedure
             -------------------

     A.   The determination of the fair market value of the Premises pursuant to
          Section 3.5 shall be accomplished in accordance with the procedure set forth in this Subsection A of Section 12.2.

          If the General Partners (on behalf of the Partnership) and Telco are unable to agree on the fair market value of the Premises within ten
          (10) business days of the occurrence of an Excess Cash Proceeds Event giving rise to the determination, then either party (that is, either the General Partners on behalf of the Partnership or Telco) may request, on behalf of both, within an additional further period of ten
          (10) business days, the appointment of a qualified appraiser (the "Appraiser") by the President of The Greater Boston Real Estate Board (or any successor association or body of comparable standing if such Board is not then in existence) or the person to whom the President may delegate that function; and if no person then serves in that capacity, then by the person serving in comparable position. The party so requesting shall give notice to the other party of the appointment of the Appraiser within three (3) business days of such appointment. Within fifteen (15) business days following such notice of the appointment of the Appraiser, each party shall set forth and deliver in writing, in duplicate, to the Appraiser its position as to such fair market value supported by the reasons therefor. If either party fails timely to submit its position, the position submitted by the other party shall constitute the decision of the Appraiser and shall be final and binding upon the parties. Neither party may amend its position once such position has been delivered to the Appraiser'. At the expiration of such fifteen (15) business day period, the Appraiser shall transmit the position of each party to the other party.

          The Appraiser shall independently investigate all 'matters bearing on the determination of such fair market value, shall select within fifteen (15) business days following the expiration of the foregoing fifteen (15) business day period, which of the two submitted positions more closely approximates his determination of such fair market value and shall immediately give notice of such selection to each party. The Appraiser shall, have no right to propose a middle ground or any modification of either of the two submitted positions. The Appraiser shall have the right to consult experts and competent authorities with factual information or knowledge concerning the determination of such fair market value. The position the Appraiser selects as more closely approximating his determination shall constitute the decision of the Appraiser and shall be final and binding upon the parties. Notwithstanding anything to the contrary contained in this Subsection A, the determination by the Appraiser of such fair market value shall be based upon the following conditions and assumptions:

          (1) that the valuation date is the effective date of the Excess Cash Proceeds Event giving rise to the determination;

          (2) that the then current use of the Premises is the highest and best use thereof; and

          (3) that, even if the Premises are encumbered by the TIAA Lease on the valuation date, the determination shall nevertheless be made as if the Premises are not then encumbered by the TIAA Lease.

          In the event of the failure, refusal or inability of the Appraiser to act, a new Appraiser shall be appointed in his stead, which appointment shall be made in the same manner as hereinbefore provided for the appointment of such Appraiser so failing, refusing or being unable to act.

          All fees and expenses incurred with respect to the determination of such fair market value in accordance with this Subsection A -- including, without limitation, the fees of the Appraiser and the costs of both parties (including their reasonable attorneys' fees) with respect to the preparation and submission of their respective positions -- shall be paid by the party whose position is not selected by the Appraiser.

     B. The determination of the net fair market value of the Interest of a retiring General Partner pursuant to Section 6.1 shall be accomplished in accordance with the procedure set forth in this Subsection B of
          Section 12.2.

          If the Partnership. and the retiring General Partner are unable to agree on the net fair market value of the Interest within ten (10) business days of the effective date of the retirement of a General Partner, then either party (that is, either the Partnership or the on behalf of both, within an retiring General Partner) may request, additional further period of ten business (10) days. the appointment of a qualified appraiser (the "Appraiser") by the President of The Greater Boston Real Estate Board (or any successor association or body of comparable standing if such Board is not then in existence) or the person to whom the President may delegate that function; and if no person then serves in that capacity, then by the person serving in comparable position. The party so requesting shall give notice to the other party of the appointment of the Appraiser within three (3) business days of such appointment. Within fifteen (15) business days following such notice of the appointment of the Appraiser, each party shall set forth and deliver in writing, in. duplicate, to the Appraiser its position as to such net fair market value supported by the reasons therefor. If either party fails timely to submit its position, the position submitted by the other party shall constitute the decision of the Appraiser and shall be final and binding upon the parties. Neither party may amend its position once such position has been delivered to the Appraiser. At the expiration of such fifteen
          (15) business day period, the Appraiser shall transmit the position of each party to the other party.

          The Appraiser shall independently investigate all matters bearing on the determination of such net fair market value, shall select, within fifteen (15) business days following the expiration of the foregoing fifteen (15) business day period, which of the two submitted positions more closely approximates his determination of such net fair market value and shall immediately give notice of such selection to each party. The Appraiser shall have no right to propose it middle ground or any modification of either of the two submitted positions. The Appraiser shall have the right to consult experts and competent authorities with factual information or knowledge concerning the determination of such net fair market value. The position the Appraiser selects as more closely approximating his determination shall constitute the decision of the Appraiser and shall be final and binding upon the parties. Notwithstanding anything to the contrary contained in this Subsection B, the determination by the Appraiser of such net fair market value shall be based upon the following conditions and assumptions:

          (1) that the valuation date is the effective date of retirement of the General Partner;

          (2) that the then current use of the Premises is the highest and best use thereof; and

          (3) that, even if the Premises are encumbered by the TIAA Lease on the valuation date, the determination shall nevertheless be made as if the Premises are not then encumbered by the TIAA Lease.

          In the event of the failure, refusal or inability of the Appraiser to act, a new Appraiser shall be appointed in his stead, which appointment shall be made in the same manner as hereinbefore Provided for the appointment of such Appraiser so failing, refusing or being unable to act.

          All fees and expenses incurred with respect to the determination of such net fair market value in accordance with this Subsection B including, without limitation, the fees of the Appraiser and the costs of both parties (including their reasonable attorneys' fees) with respect to the preparation and submission of their respective positions -- shall be paid by the party whose position is not selected by the Appraiser.

     C. The determination of the net fair market value of the Defaulting Partner's Partnership Interest pursuant to Section 3.3.B(2) shall be accomplished in accordance with the procedure set forth in Subsection B of this Section 12.2; PROVIDED that the Acquiring Partner shall be substituted for the Partnership and the Defaulting Partner shall be substituted for the retiring General Partner; and PROVIDED FURTHER that notwithstanding anything to the contrary contained in said Subsection B, the determination by the Appraiser of such net fair market value shall be based upon the following conditions and assumptions:

          (1) that the valuation date is the date of default of the Defaulting Partner pursuant to Section 3.3.B;

          (2) that the then current use of the Premises is the highest and best use thereof; and

          (3) that, if the Premises. are encumbered by the TiAA Lease on the valuation date, the determination shall be made taking into account such encurmbrance.

                                ARTICLE THIRTEEN
                                ----------------

                           MISCELLANEOUS PROVISIONS
                           ------------------------

Section 13.1 Appointment of Each General Partner as Attorney-in-Fact
             -------------------------------------------------------

     A. Each Limited Partner irrevocably constitutes and appoints each General Partner, with full power of substitution, as his true and lawful attorney-in-fact, with full power and authority in his name, place, and stead to execute, acknowledge, make, swear to, consent to, verify, deliver, record, file, and/or publish at the appropriate public offices such documents, instruments and conveyances as may be reasonably necessary or appropriate to carry out the provisions or purposes of this Agreement, including without limitation, the following:

          (1)  the Certificate;

          (2) all other certificates and instruments and amendments thereto which the General Partners deem appropriate to qualify or continue the Partnership as a limited partnership (or a partnership in which the Limited Partners will have limited liability comparable to that provided by the Act) in the jurisdictions in which the Partnership may conduct business;

          (3) all instruments which the General Partners deem appropriate to reflect (a) any change or modification of the Partnership in accordance with the provisions of this Agreement or (b) any action of the Partners provided for in this Agreement's

          (4) all conveyances and other instruments which the General Partners deem appropriate to reflect the dissolution and termination of the Partnership;

          (5) all fictitious or assumed name certificates required or permitted to be filed on behalf of the Partnership;

          (6) any and all amendments of the Partnership necessary to admit Limited Partners to the Partnership or to reflect any change in or Transfer of a Partner's Partnership Interest;

          (7) any and all instruments and documents referred to in Subsection B of this Section 13.1; and

          (8) all other instruments which may be required or permitted by law to be filed on behalf of the Partnership and which are not inconsistent with this Agreement.

     B. Each Limited Partner hereby affirms that he is aware that the terms of this Agreement permit certain amendments hereof to be effected and certain other actions to be taken or omitted by or with respect to the Partnership with the approval or Consent of fewer than all of the Limited Partners. If, as and when

          (1) an amendment of this Agreement is proposed or an action is proposed to be taken or omitted by or with respect to the Partnership which requires, under the terms hereof, the approval or Consent of fewer than all of the Limited Partners,

          (2) sufficient Limited Partners as required under this Agreement for such amendment or action have approved or Consented to such amendment or action in the manner contemplated by this Agreement, and

          (3) one or more Limited Partners have failed or refused to approve or Consent to such amendment or action,

     then each Limited Partner hereby agrees that if from time to time he is a Limited Partner referred to in Subsection B(3) of this Section 13.1, then the attorney-in-fact specified in Subsection A of this Section 13.1, with full power of substitution, is hereby authorized and empowered to execute, acknowledge, makes swear to, consent to, verify, deliver, record, file, and/or publish, for and on his behalf, and in his name, place, and stead, any and all instruments and documents which may be necessary or appropriate to permit such amendment to be lawfully made or such action to be lawfully taken or omitted.

     Each Limited Partner is fully aware that he and each other Limited Partner have executed this special power of attorney, and that each Limited Partner will rely on the effectiveness of such powers with a view to the orderly administration of the Partnership's affairs.

     C. The grant of authority in Subsections A and B of this Section 13.1:

          (1) is a special power of attorney coupled with an interest, is irrevocable, and shall survive any Incapacity of the Limited Partner to the extent he may legally contract for such survival;

          (2) may be exercised by a signature for each Limited Partner or by listing the names of all the Limited Partners executing this Agreement with a single signature of any such Person acting as attorney-in-fact for all of them;

          (3) shall survive the Transfer by a Limited Partner of the whole or any portion of his Interest; PROVIDED that where the Transferee thereof has been approved by the General Partners for admission to the Partnership as a Substitute Limited Partner, this special power of attorney shall survive such Transfer for the sole purpose of enabling the General Partners to execute, acknowledge and file any instrument necessary to effect such substitution and shall thereafter terminate.

     D. Any Person dealing with the Partnership may conclusively presume and rely upon the fact that any certificate, instruments document or conveyance referred to in this Section 13.1, executed by such Person acting as attorney-in-fact, is authorized, regular and binding, without further inquiry.

Section 13.2 Notices, Approvals, and Consents
             --------------------------------

     All notices, approvals, Consents or other communications hereunder shall be in writing and signed by the party giving the same and shall be deemed to have been given when the same are (i) deposited in the United States mail and sent by certified or registered mail, postage prepaid, or (ii) delivered -- in each case to the parties at the addresses referred to below or at such other addresses as such parties may designate by notice to the Partnership:

     (1) if to the Partnership or to the General Partners, at the Principal office of the Partnership, with a copy of such notice by first class mail to the General Partners at their addresses listed in, Section 2.5, or to such other address or addresses as may be designated by notice from the Partnership or the General Partners;

     (2) if to the Limited Partners, at their addresses as set forth on Exhibit A attached hereto, with a copy of such notice by first class mail to the Partnership at its principal office, or to such other address or addresses as may be designated by notice from the Limited Partners or the Partnership or any of them.

     Except as otherwise expressly stated in this Agreement, all approvals and Consents hereunder shall not be unreasonably withheld or delayed.

Section 13.3 Binding Provisions
             ------------------

     The covenants and agreements contained herein shall be binding upon and shall inure to the benefit of the legal representatives, heirs, executors, administrators, successors and, subject to the provisions hereof, the assigns of the respective parties hereto.

Section 13.4 Applicable Law
             --------------

     This Agreement shall be construed and enforced in accordance with and governed by the laws of the-State.

Section 13.5 Entire Agreement
             ----------------

     Except as otherwise expressly set forth in this Agreement, this Agreement constitutes the entire agreement among the parties with respect to the Partnership. This Agreement supersedes any prior agreement or understanding among the parties and may not be modified or amended in any manner other than as; set forth herein.

Section 13.6 Further Assurances
             ------------------

     The Partners will execute, acknowledge and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.

Section 13.7 Captions
             --------

     Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit the extent, or describe the scope Of this Agreement or the intent of any of the provisions thereof.

Section 13.8 Effect on Creditors
             -------------------

     Except to the extent required under the Act, none of the provisions of this Agreement shall be for the benefit of or be enforceable by any creditor of the Partnership, other than a Partner or an Affiliate of a Partner as a creditor.

Section 13.9 Separability
             ------------

     If one or more of the provisions of this Agreement or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and any other application thereof shall not in any way be affected or impaired thereby.

Section 13.10 Counterparts
              ------------

     This Agreement may be signed by each party hereto in several counterparts, in which event all such counterparts shall constitute one agreement, binding on all the parties hereto, except that no counterpart shall be binding; unless signed by the General Partners.

Section 13.11 Jurisdiction
              ------------

     At the request of the General Partners, any Limited Partner who is not a Massachusetts resident shall execute any documents necessary to designate the Secretary of the State or any other Person chosen by the General Partners, in their sole discretion, for service of process on him in any, action or proceeding brought by any party to this Agreement against him or 'Arising out of this Agreement or in breach thereof.

Section 13.12 Attorneys' Fees
              ---------------

     A Partner shall pay all reasonable attorneys' fees and expenses of the Partnership incurred in the successful enforcement by the Partnership of any of the obligations of such Partner under this Agreement. If the obligations of' more than one Partner are the subject of such successful enforcement, by the Partnership, then the responsibility for payment of such fees and expenses shall be allocated between or among such Partners in proportion to their respective Partnership Interests.

     The Partnership shall pay all reasonable attorneys' fees and expenses of a Partner or Partners incurred in the successful enforcement by such Partner or Partners of any of the obligations of the Partnership under this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed under seal and sworn to this Agreement on the dates set opposite their respective signatures below, but effective as of the date first above written.

Date: 8/29/85                              /s/ James F. Carlin
-------------                              ------------------------------------
                                           James F. Carlin, General Partner
                                            and Limited Partner

Date: 8/29/85                              /s/ William A. Yetman
-------------                              ------------------------------------
                                           William A. Yetman, General Partner
                                            and Limited Partner

Date:
-------------                              ------------------------------------
                                           Craig L. Burr, Limited Partner

Date:
-------------                              ------------------------------------
                                           Jean Deleage, Limited Partner

Date:
-------------                              ------------------------------------
                                           John J. Egan, Limited Partner

Date:
-------------                              ------------------------------------
                                           William P. Egan, Limited Partner

Date:
-------------                              ------------------------------------
                                           James W. Intinarelli, Limited
                                            Partner



                                           Telco Systems, Inc., Limited Partner

Date: 8/29/85                              By: /s/ Kent L. Robertson, CFO
-------------                              ------------------------------------
                                           President, hereunto duly
                                            authorized

     Richard R. Vazza, Francis M. Vazza and Nahatan Street Development Corporation hereby confirm and recognize that their respective interests in the Partnership are fully redeemed by the Partnership effective herewith so that the same are no longer partners in the Partnership.

     IN WITNESS WHEREOF, the undersigned have executed under seal and. sworn to this Agreement on the dates set opposite their respective signatures below, but effective as of the date first above written.

Date: AUG 29, 1985                         /s/ Richard R. Vazza,
------------------                         -------------------------------------
                                           Richard R. Vazza, withdrawing
                                            general partner


Date: AUG 29, 1985                         /s/ Francis M. Vazza,
------------------                         -------------------------------------
                                           Francis M. Vazza, withdrawing
                                            general partner


                                           NAHATAN STREET DEVELOPMENT
                                           CORPORATION, withdrawing general
                                           partner


Date: AUG 29, 1985                         /s/ Richard R. Vazza, President
------------------                         -------------------------------------
                                                       , hereunto duly
                                            authorized

                          COMMONWEALTH OF MASSACHUSETTS

  Suffolk ,ss.                                               August 29, 1985

     Then personally appeared before me, James F. Carlin, who, being duly sworn, acknowKedged that he executed the foregoing instrument. as his free act: and deed as general Partner and Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his Knowledge and belief,

[Seal]                                       /s/ Saul Weber
                                             ----------------------------------
                                             Notary Public

My commission expires: 2/11/88




                          COMMONWEALTH OF MASSACHUSETTS

  Suffolk ,ss.                                               August 29, 1985

     Then personally appeared before me, William A. Yetman, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as General Partner and Limited Partner of Nahatan Street Associates LIMITED Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

[Seal]                                       /s/ Cynthia A. Bacon
                                             ----------------------------------
                                             Notary Public

                                               CYNTHIA A. BACON, Notary Public
My commission expires:                       My Commission Expires April 7 1989




                          COMMONWEALTH OF MASSACHUSETTS

          ,ss.                                                        , 1985

     Then personally appeared before me, Craig L. Burr, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             ----------------------------------
                                             Notary Public

My commission expires:

                               STATE OF CALIFORNIA

          ,ss.                                                        , 1985

     Then personally appeared before me, Jean Deleage, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act: and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             ----------------------------------
                                             Notary Public

My commission expires:




                          COMMONWEALTH OF MASSACHUSETTS

          ,ss.                                                        , 1985

     Then personally appeared before me, John J. Egan, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             ----------------------------------
                                             Notary Public

My commission expires:




                          COMMONWEALTH OF MASSACHUSETTS

          ,ss.                                                        , 1985

  Then personally appeared before me, William P. Egan, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             ----------------------------------
                                             Notary Public

My commission expires:

                          COMMONWEALTH OF MASSACHUSETTS

          ,ss.                                                        , 1985

  Then personally appeared before me, James W. Intinarelli, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             ----------------------------------
                                             Notary Public

My commission expires:




                          COMMONWEALTH OF MASSACHUSETTS

  Suffolk ,ss.                                               August 29, 1985

     Then personally appeared before me, Kent L. Robertson, the President of Telco Systems, Inc., who, being duly sworn, acknowledged that he executed the foregoing instrument as the free act and deed of Telco Systems, Inc. as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

[Seal]                                       /s/ Cynthia A. Bacon
                                             ----------------------------------
                                             Notary Public

                                               CYNTHIA A. BACON, Notary Public
My commission expires:                       My Commission Expires April 7 1989

                          COMMONWEALTH OF MASSACHUSETTS

  Suffolk ,ss.                                               August 29, 1985

     Then personally appeared before me, Richard R. Vazza, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as general partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,
                                             /s/ William R. Rody
                                             ----------------------------------
                                             Notary Public

My commission expires: 11/2/90





                          COMMONWEALTH OF MASSACHUSETTS

  Suffolk ,ss.                                               August 29, 1985

     Then personally appeared before me, Francis M. Vazza, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as general partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             /s/ William R. Rody
                                             ----------------------------------
                                             Notary Public

My commission expires: 11/2/90




                          COMMONWEALTH OF MASSACHUSETTS

  Suffolk ,ss.                                               August 29, 1985

     Then personally appeared before me, the President of Nahatan Street Development corporation, being duly sworn, acknowledged that he executed the foregoing instrument as the free act and deed of Nahatan Street Development Corporation, as general partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             /s/ William R. Rody
                                             ----------------------------------
                                             Notary Public

My commission expires: 11/2/90

Date: 8/29/85                              /s/ James F. Carlin
-------------                              ------------------------------------
                                           James F. Carlin, General Partner
                                            and Limited Partner

Date: 8/29/85                              /s/ William A. Yetman
-------------                              ------------------------------------
                                           William A. Yetman, General Partner
                                            and Limited Partner

Date:
-------------                              ------------------------------------
                                           Craig L. Burr, Limited Partner

Date: 8/26/85                              /s/ Jean Deleage
-------------                              ------------------------------------
                                           Jean Deleage, Limited Partner

Date:
-------------                              ------------------------------------
                                           John J. Egan, Limited Partner

Date:
-------------                              ------------------------------------
                                           William P. Egan, Limited Partner

Date:
-------------                              ------------------------------------
                                           James W. Intinarelli, Limited
                                            Partner

Date:
-------------                              ------------------------------------
                                           James A. Radley, Limited Partner


                                           Telco Systems, Inc., Limited Partner

Date:                                      By:
-------------                                 ---------------------------------
                                                      , hereunto duly
                                            authorized

Date: 8/29/85                              /s/ James F. Carlin
-------------                              ------------------------------------
                                           James F. Carlin, General Partner
                                            and Limited Partner

Date: 8/29/85                              /s/ William A. Yetman
-------------                              ------------------------------------
                                           William A. Yetman, General Partner
                                            and Limited Partner

Date:
-------------                              ------------------------------------
                                           Craig L. Burr, Limited Partner

Date:
-------------                              ------------------------------------
                                           Jean Deleage, Limited Partner

Date:
-------------                              ------------------------------------
                                           John J. Egan, Limited Partner

Date:
-------------                              ------------------------------------
                                           William P. Egan, Limited Partner

Date: 8/22/95                              /s/ James W. Intinarelli
-------------                              ------------------------------------
                                           James W. Intinarelli, Limited
                                            Partner

Date:
-------------                              ------------------------------------
                                           James A. Radley, Limited Partner


                                           Telco Systems, Inc., Limited Partner

Date: 8/29/85                              By:
-------------                                 ---------------------------------
                                                    , hereunto duly
                                            authorized

Date: 8/29/85                              /s/ James F. Carlin
-------------                              ------------------------------------
                                           James F. Carlin, General Partner
                                            and Limited Partner

Date: 8/29/85                              /s/ William A. Yetman
-------------                              ------------------------------------
                                           William A. Yetman, General Partner
                                            and Limited Partner

Date:
-------------                              ------------------------------------
                                           Craig L. Burr, Limited Partner

Date:
-------------                              ------------------------------------
                                           Jean Deleage, Limited Partner

Date: 8/23/85                               /s/ John J. Egan
-------------                              ------------------------------------
                                           John J. Egan, Limited Partner

Date: 8/26/85                              /s/ William P. Egan
-------------                              ------------------------------------
                                           William P. Egan, Limited Partner

Date:
-------------                              ------------------------------------
                                           James W. Intinarelli, Limited
                                            Partner

Date:
-------------                              ------------------------------------
                                           James A. Radley, Limited Partner


                                           Telco Systems, Inc., Limited Partner

Date: 8/29/85                              By:
-------------                                 ---------------------------------
                                                    , hereunto duly
                                            authorized

Date: 8/29/85                              /s/ James F. Carlin
------------------                         ------------------------------------
                                           James F. Carlin, General Partner
                                            and Limited Partner

Date: 8/29/85                              /s/ William A. Yetman
------------------                         ------------------------------------
                                           William A. Yetman, General Partner
                                            and Limited Partner

Date: Aug 26, 1985                         /s/ Craig L. Burr
------------------                         ------------------------------------
                                           Craig L. Burr, Limited Partner

Date:
------------------                         ------------------------------------
                                           Jean Deleage, Limited Partner

Date:
------------------                         ------------------------------------
                                           John J. Egan, Limited Partner

Date:
------------------                         ------------------------------------
                                           William P. Egan, Limited Partner

Date:
------------------                         ------------------------------------
                                           James W. Intinarelli, Limited
                                            Partner

Date:
------------------                         ------------------------------------
                                           James A. Radley, Limited Partner


                                           Telco Systems, Inc., Limited Partner


Date:                                      By:
------------------                            ---------------------------------
                                                    , hereunto duly
                                            authorized

                          COMMONWEALTH OF MASSACHUSETTS

  Suffolk ,ss.                                               August 29, 1985

     Then personally appeared before me, James F. Carlin, who, being duly sworn, acknowKedged that he executed the foregoing instrument. as his free act: and deed as general Partner and Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his Knowledge and belief,

[Seal]                                       /s/ Saul Weber
                                             ----------------------------------
                                             Notary Public

My commission expires: 2/11/88




                          COMMONWEALTH OF MASSACHUSETTS

          ,ss.                                                        , 1985

     Then personally appeared before me, William A. Yetman, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as General Partner and Limited Partner of Nahatan Street Associates LIMITED Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,


                                             ----------------------------------
                                             Notary Public


My commission expires:




                          COMMONWEALTH OF MASSACHUSETTS

  Suffolk ,ss.                                               August 26, 1985

     Then personally appeared before me, Craig L. Burr, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,
                                             /s/ Rochelle A. Bennett
                                             ----------------------------------
                                             Notary Public

My commission expires:
       ROCHELLE A. BENNETT
           Notary Public
MY COMMISSION EXPIRES FEBRUARY 23, 1990

                  STATE OF CALIFORNIA, COUNTY OF SAN FRANCISCO

          ,ss.                                         AUGUST 26, 1985

     Then personally appeared before me, Jean Deleage, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act: and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

        OFFICIAL SEAL
       DIANE R. IMAI                        /s/ Diane R. Imai
    NOTARY PUBLIC - CALIFORNIA              -----------------------------------
     San Francisco County                   Notary Public
  My Commission Expires Jan 18 1988

My commission expires:




                          COMMONWEALTH OF MASSACHUSETTS

          ,ss.                                                        , 1985

     Then personally appeared before me, John J. Egan, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             ----------------------------------
                                             Notary Public

My commission expires:




                          COMMONWEALTH OF MASSACHUSETTS

          ,ss.                                                        , 1985

  Then personally appeared before me, William P. Egan, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             ----------------------------------
                                             Notary Public

My commission expires:

                               STATE OF CALIFORNIA

          ,ss.                                                        , 1985

     Then personally appeared before me, Jean Deleage, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act: and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             ----------------------------------
                                             Notary Public

My commission expires:




                          COMMONWEALTH OF MASSACHUSETTS

Suffolk County,ss.                                             August 23, 1985

     Then personally appeared before me, John J. Egan, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,
                                             /s/ Francis F. Kingsley Jr.
                                             ----------------------------------
                                             Notary Public
                                             FRANCIS F. KINGSLEY JR.
My commission expires:                       My Commission Expires July 16, 1987




                          COMMONWEALTH OF MASSACHUSETTS

Suffolk County,ss.                                             August 26, 1985

  Then personally appeared before me, William P. Egan, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             /s/ Francis F. Kingsley Jr.
                                             ----------------------------------
                                             Notary Public
                                             FRANCIS F. KINGSLEY JR.
My commission expires:                       My Commission Expires July 16, 1987

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                                August 22, 1985

     Then personally appeared before me, James W. Intinarelli, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief
                                             Sanford M. McDonald
                                             ----------------------------------
                                             Notary Public

My commission expires:



                          COMMONWEALTH OF MASSACHUSETTS

           , ss.                                                        1985

     Then personally appeared before me. James A. Radley, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             ----------------------------------
                                             Notary Public

My commission expires:



                               STATE OF CALIFORNIA

           , ss.                                                        1985

     Then personally appeared before me, the President of Telco Systems, Inc.', who, being duly sworn, acknowledged that he executed the foregoing instrument as the free act and deed of Telco Systems, Inc. as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             ----------------------------------
                                             Notary Public

My commission expires:

                                   SCHEDULE A
                                   ----------

     The initial Capital Contributions and the initial Capital Accounts of the Partners are as follows:

                                   Initial Capital       Initial Capital
Partner                             Contribution             Account
-------                             ------------             -------

James F. Carlin                        $10.25                 $10.25
   (as General Partner)

William A. Yetman                      $10.25                 $10.25
   (as General Partner)

Craig L. Burr                            8.25                 $ 8.25

Jean Deleage                           $ 8.25                 $ 8.25

John J. Egan                           $ 1.00                 $ 1.00

William P. Egan                        $ 8.25                 $ 8.25

James W. Intinarelli                   $ 2.50                 $ 2.50

James F. Carlin                        $ 0.50                 $ 0.50
   (as Limited Partner)

William A. Yetman                      $ 0.75                 $ 0.75
   (as Limited Partner)

Telco Systems, Inc.                    $50.00                 $50.00*



* Subject to adjustment to reflect the Capital Account of TSFOC, its predecessor in interest.

                                    EXHIBIT A
                                    ---------

     The names and addresses of the Limited Partners of the Partnership and their respective Partnership Interests are as follows:

NAME and ADDRESS                            PARTNERSHIP INTEREST
----------------                            --------------------

Craig L. Burr                                       8.25%
237 West Street
Carlisle, MA 01741

Jean Deleage                                        8.25%
98 Sotello Avenue
San Francisco, CA 94116

John J. Egan                                        1.00%
Ocean Drive
Newport, RI 02840

William P. Egan                                     8.25%
Nine Phillips Pond
South Natick, MA 01760

James W. Intinarelli                                2.50%
27 Chamberlain Street
Hopkinton. MA 01748

James F. Carlin                                     0.50%
99 Woodland Street
Natick, MA 01760

William A. Yetman                                   0.75%
5 Bryant Lane
Dover, MA 02030

Telco Systems, Inc.                                50.00%
1040 Marsh Road
Suite 100
Menlo Park, CA 94025

                             SUPPLEMENTARY AGREEMENT
                                       TO
                AMENDED AND RESTATED AGREEMENT AND CERTIFICATE OF
                  NAHATAN STREET ASSOCIATES LIMITED PARTNERSHIP
                             LIMITED PARTNERSHIP OF

     This supplementary Agreement to the Amended and Restated Agreement and Certificate of Limited Partnership of Nahatan Street Associates Limited Partnership is made as of this day of August, 1985, by and among James F. Carlin, William A. Yetman, Craig L. Burr, Jean Deleage, John J. Egan, William P. Egan, James W. Intinarelli, James A. Radley (the above referred to herein collectively as the "Crosspoint Group") and Telco Systems, Inc. ("Telco"), all of whose addresses are set forth on the signature pages hereof.

                                    RECITALS:
                                    ---------

     A. 'Reference is made to the Amended and Restated Agreement and Certificate of Limited Partnership of Nahatan Street Associates Limited Partnership of even date herewith (the "Agreement"). Terms used herein which are defined in the Agreement and not otherwise defined herein shall have the same meanings herein as therein.

     B. The parties view the payment of the Excess Rent to TSFOC as a rebate of the Excess Rent so that, to the extent such payment does occur, such Excess Rent shall not be included in the gross income of the Partnership.

     C. The undersigned, being all the Partners in the Partnership, wish to clarify the intent of the Agreement (in the event that the intended treatment of the Excess Rent described immediately above is not determinative) regarding the allocations of Profits and Losses set forth in the Agreement as such allocations pertain to the Partnership's receipt from and/or payment to TSFOC of the Excess Rent. Furthermore, the Partners wish to provide for the making of a certain preferential payment to the Crosspoint Group by the Partnership in the event that such allocations are not effective, for whatever reason, in achieving in whole the intent of the Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the undersigned hereby amend the Agreement as follows:

     1. Section 4.1.B is amended by inserting after the word and numerals "Section 4.1" in the first line thereof (and before the comma) thefollowing words and numerals:'

          "and to Section 4.4".

     2. Section 4.2.B is amended by inserting after the word and numerals "Section 4.2.D in the first line thereof the following word and numerals:

          ", Section 4.5".

     3. Section 4.2.C is amended by inserting after the word and numerals "Section 4.2.1)" in the first line thereof the following word and numerals;

          ", Section 4.5".

     4. New section 4.4 and new Section 4.5 are added to the Agreement as follows:

"Section 4.4 Treatment of Excess Rent
             ------------------------

     The Partners confirm and agree that the Crosspoint Group shall be allocated Profits and Losses in accordance with this Agreement so that such allocations shall be unaffected by the Partnership's receipt from and/or payment to TSFOC of the Excess Rent (including, for purposes of this Section 4.4, any portion thereof) -- that is, the allocations to the Crosspoint Group shall be determined and made as if the Excess Rent were neither received nor paid out by the Partnership. Accordingly, the Partners agree that, in the event that the Partnership's treatment of the receipt from and the payment to TSFOC of the Excess Rent is not effective, for whatever reason, in excluding such Excess Rent from Partnership gross income for federal income tax purposes, and notwithstanding any other provision of this Agreement, all items, if any, of income, gain and ,deduction of the Partnership for federal income tax purposes relating to the Partnership's receipt from and/or payment to TSFOC of the Excess Rent shall be allocated to Telco (such allocation hereinafter referred to as the "Allocation"). All other items of income, gain, loss, deduction, credit or the like shall be allocated in accordance with Section 4.1.

"Section 4.5 Required Payment Amount
             -----------------------

     In the event that the Allocation set forth in Section 4.4 is not effective, for whatever reason, in achieving in whole the purpose set forth in Section 4.4, the Partners agree that;

          (i) the General Partners shall promptly give notice of such fact to all Partners;

          (ii) each member of the Crosspoint Group shall deliver to the General Partners accurate copies of the portions of his federal, state and local income tax returns showing taxable income and applicable rate of tax for the relevant period; and

         (iii) the Partnership shall determine, in conjunction with the Accountant and with reference to the portions of the income tax returns delivered in accordance with clause (ii) immediately above, and shall pay to each Person comprising the Crosspoint Group the amount of cash (the "Required Payment Amount") necessary to compensate such Person for federal, state and local income tax liability with respect to (1) the excess, if any, of
               (a) the increase in such Person's share of Partnership income and gain attributable to the Partnership's receipt from TSFOC of the Excess Rent over (b) such Person's share of the Partnership deduction, if any, attributable to the Partnership's payment to TSFOC of the Excess Rent and (2) the payment to such Person in a prior year or years of the Required Payment Amount (such excess and such payment hereinafter referred to collectively as the "Income").

     If the Partnership's treatment for income tax purposes ofthe Excess Rent is challenged by the Internal Revenue Service or by. any state or local taxing authority or enforcement agency, either at the Partnership level or at the level of any Partner, then Telco shall have the right to select and retain qualified, independent counsel, at its own expense, for the purpose of defending, in concert with Partnership counsel or counsel for such Partner, as the case may be, such treatment against such challenge. If the Partnership's treatment for income tax purposes as to a prior Fiscal Year(s) of the Excess Rent is disallowed or adjusted either at the Partnership level or at the level of any Partner, then the Income and the Required Payment Amount as to such prior Fiscal Year(s) and as to each Person comprising the Crosspoint Group shall be determined or redetermined, as the case may. be, in accordance with such disallowance or adjustment (and taking into account interest and penalties assessed or imposed with respect thereto) and any increases) in the Required Payment Amount of any such Person (that is, any increase in the Required Payment Amount as determined or redetermined for such prior Fiscal Year(s) over the Required Payment Amount, if any, previously calculated as to such prior Fiscal Year(s)) shall be paid to such Person within thirty (30) days after such disallowance or adjustment. Otherwise, the determination and payment of the Required Payment Amount with respect to each Person comprising the Crosspoint Group shall occur on a yearly basis not later than thirty (30) days after such Person delivers to the General Partners copies of appropriate portions of his federal, state and local income tax returns in accordance with clause (ii) above.

     Notwithstanding any other provision of this Section 4.5, if, in the case of any Person comprising the Crosspoint Group, the Income or any portion thereof is sheltered from federal, state and/or local income taxation by net operating losses of the Partnership and/or otherwise (that is, such Person does not have taxable income in such taxable year or such taxable income is less than the Income), then the determination and payment of the Required Payment Amount with respect to such sheltered Income shall occur with respect to the taxable year or years of such Person as to which such sheltered Income or portion thereof is no longer so sheltered (that is, the first taxable year(s) in which such Person has taxable income equal at least to such sheltered Income).

     The Required Payment Amount shall be paid to the Crosspoint Group preferentially out of Distributable Cash and/or Excess Cash Proceeds before any Distributions are made pursuant to Section 4.2 or Section 4.3. If Distributable Cash and Excess Cash Proceeds are not sufficient in any Fiscal Year to pay the Required Payment Amount to the Crosspoint Group, then the amount by which (a) the Required Payment Amount exceeds (b) the amount, if any, actually paid to the Crosspoint Group in such Fiscal Year by the Partnership pursuant to this Section
4.5 shall be paid by Telco in accordance with this Section 4.5.

     The costs of Partnership counsel in defending the Partnership's treatment for income tax purposes of the Excess Rent and all costs with respect to determining the Required Payment Amount shall be expenses of the Partnership but shall not be taken into account as such for the purposes of Section 5.3.B.(7).".

                              --------------------

     The provisions of this Supplementary Agreement shall bind and inure to the benefit of the undersigned and their respective heirs, executors, administrators, legal representatives, successors and assigns and shall not be affected by any amendment or other modification of the Agreement except by express written reference hereto in such amendment or modification.

     This Supplementary Agreement may be signed by each party hereto in several counterparts, in which event all such counterparts shall constitute one agreement, binding on all the parties hereto, except that no counterpart shall be binding unless signed by the General Partners.

     In all other respects and to the extent not inconsistent herewith the terms of the Agreement remain in full force and effect and are incorporated herein by reference.

     IN WITNESS WHEREOF, the undersigned have sworn to and have executed this Supplementary Agreement as a sealed instrument on the dates set opposite their respective signatures below, but effective as of the date first above written.

ADDRESS:

99 Woodland Street                       /s/ James F. Carlin
                                         ------------------------------------
Natick , MA  01760                       James F. Carlin
Date:                                    Partner and Limited Partner


Five Bryant Lane                         /s/ William A. Yetman
                                         ------------------------------------
Dover, MA 02030                          William A. Yetman , General
Date:                                    Partner and Limited Partner

237 West Street
                                         ------------------------------------
Carlisle, MA 01741                       Craig L. Burr, Limited Partner
Date:

98 Sotello Avenue
                                         ------------------------------------
San Francisco, CA 94116                  Jean Deleage, Limited Partner
Date:

Ocean Drive
                                         ------------------------------------
Newport, RI 02840                        John J. Egan, Limited Partner
Date:

Nine Phillips Pond
                                         ------------------------------------
South Natick, MA 01760                   William P. Egan, Limited
Date:                                    Partner


27 Chamberlain Street
                                         ------------------------------------
Hopkinton, MA 01748                      James W. Intinarelli, Limited
Date:                                    Partner

One Phillips Pond
                                         ------------------------------------
South Natick, MA 01760                   James A. Radley, Limited
Date:                                    Partner


1040 Marsh Road                          Telco Systems, Inc., Limited
Suite 100                                Partner
Menlo Park, Ca 94025
Date:
                                         By:
                                            ---------------------------------
                                                           , hereunto
                                           duly authorized

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                          August 29, 1985

     Then personally appeared before me, James F. Carlin, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as General Partner and Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                                 /s/ Saul Weber
                                                 -------------------------------
                                                 Notary Public

My commission expires: 2/11/88

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                          August 29, 1985

     Then personally appeared before me, William A. Yetman, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as General Partner and Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth. therein are true to the best of his knowledge and belief,
                                                 /s/ Cynthia A. Bacon
                                                 -------------------------------
                                                 Notary Public
                                                CYNTHIA A. BACON, Notary Public
My commission expires:                         My Commission Expires Apr 7 1989



                         COMMONWEALTH OF MASSACHUSETTS

       , ss.                                                   , 1985

     Then personally appeared before me, Craig L. Burr, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,


                                                 -------------------------------
                                                 Notary Public

My commission expires:

                               STATE OF CALIFORNIA

          ,ss.                                                        , 1985

     Then personally appeared before me, Jean Deleage, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act: and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             ----------------------------------
                                             Notary Public

My commission expires:




                          COMMONWEALTH OF MASSACHUSETTS

          ,ss.                                                        , 1985

     Then personally appeared before me, John J. Egan, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             ----------------------------------
                                             Notary Public

My commission expires:




                          COMMONWEALTH OF MASSACHUSETTS

          ,ss.                                                        , 1985

  Then personally appeared before me, William P. Egan, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             ----------------------------------
                                             Notary Public

My commission expires:

                          COMMONWEALTH OF MASSACHUSETTS

       , ss.                                                         , 1985

     Then personally appeared before me, James W. Intinarelli, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief

                                             ----------------------------------
                                             Notary Public

My commission expires:



                          COMMONWEALTH OF MASSACHUSETTS

           , ss.                                                        1985

     Then personally appeared before me. James A. Radley, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             ----------------------------------
                                             Notary Public

My commission expires:



                               STATE OF CALIFORNIA

           , ss.                                                        1985

     Then personally appeared before me, the President of Telco Systems, Inc.', who, being duly sworn, acknowledged that he executed the foregoing instrument as the free act and deed of Telco Systems, Inc. as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             ----------------------------------
                                             Notary Public

My commission expires:

ADDRESS:

99 Woodland Street                       /s/ James F. Carlin
                                         ------------------------------------
Natick , MA  01760                       James F. Carlin
Date: 8/29/85                            Partner and Limited Partner
     -------------

Five Bryant Lane                         /s/ William A. Yetman
                                         ------------------------------------
Dover, MA 02030                          William A. Yetman , General
Date: 8/29/85                            Partner and Limited Partner
     -------------

237 West Street                          /s/ Craig L. Burr
                                         ------------------------------------
Carlisle, MA 01741                       Craig L. Burr, Limited Partner
Date:
     -------------

98 Sotello Avenue
                                         ------------------------------------
San Francisco, CA 94116                  Jean Deleage, Limited Partner
Date:
     -------------

Ocean Drive
                                         ------------------------------------
Newport, RI 02840                        John J. Egan, Limited Partner
Date:
     -------------

Nine Phillips Pond
                                         ------------------------------------
South Natick, MA 01760                   William P. Egan, Limited
Date:                                    Partner
     -------------


27 Chamberlain Street
                                         ------------------------------------
Hopkinton, MA 01748                      James W. Intinarelli, Limited
Date:                                    Partner
     -------------

One Phillips Pond
                                         ------------------------------------
South Natick, MA 01760                   James A. Radley, Limited
Date:                                    Partner
     -------------


1040 Marsh Road                          Telco Systems, Inc., Limited
Suite 100                                Partner
Menlo Park, Ca 94025
Date:
     -------------
                                         By:
                                            ---------------------------------
                                                           , hereunto
                                           duly authorized

ADDRESS:

99 Woodland Street                       /s/ James F. Carlin
                                         ------------------------------------
Natick , MA  01760                       James F. Carlin
Date:                                    Partner and Limited Partner
     -------------


Five Bryant Lane                         /s/ William A. Yetman
                                         ------------------------------------
Dover, MA 02030                          William A. Yetman , General
Date:                                    Partner and Limited Partner
     -------------

237 West Street
                                         ------------------------------------
Carlisle, MA 01741                       Craig L. Burr, Limited Partner
Date:
     -------------

98 Sotello Avenue                        /s/ Jean Deleage
                                         ------------------------------------
San Francisco, CA 94116                  Jean Deleage, Limited Partner
Date: 8/26/85
     -------------

Ocean Drive
                                         ------------------------------------
Newport, RI 02840                        John J. Egan, Limited Partner
Date:
     -------------

Nine Phillips Pond
                                         ------------------------------------
South Natick, MA 01760                   William P. Egan, Limited
Date:                                    Partner
     -------------


27 Chamberlain Street
                                         ------------------------------------
Hopkinton, MA 01748                      James W. Intinarelli, Limited
Date:                                    Partner
     -------------

One Phillips Pond
                                         ------------------------------------
South Natick, MA 01760                   James A. Radley, Limited
Date:                                    Partner
     -------------


1040 Marsh Road                          Telco Systems, Inc., Limited
Suite 100                                Partner
Menlo Park, Ca 94025
Date:
     -------------
                                         By:
                                            ---------------------------------
                                                           , hereunto
                                           duly authorized

ADDRESS:

99 Woodland Street                       /s/ James F. Carlin
                                         ------------------------------------
Natick , MA  01760                       James F. Carlin
Date:  8/29/85                           Partner and Limited Partner
     -------------


Five Bryant Lane                         /s/ William A. Yetman
                                         ------------------------------------
Dover, MA 02030                          William A. Yetman , General
Date:  8/29/85                           Partner and Limited Partner
     -------------

237 West Street
                                         ------------------------------------
Carlisle, MA 01741                       Craig L. Burr, Limited Partner
Date:
     -------------

98 Sotello Avenue
                                         ------------------------------------
San Francisco, CA 94116                  Jean Deleage, Limited Partner
Date:
     -------------

Ocean Drive                              /s/ John J. Egan
                                         ------------------------------------
Newport, RI 02840                        John J. Egan, Limited Partner
Date: 8/26/85
     -------------

Nine Phillips Pond                       /s/ William P. Egan
                                         ------------------------------------
South Natick, MA 01760                   William P. Egan, Limited
Date: 8/26/85                            Partner
     -------------


27 Chamberlain Street
                                         ------------------------------------
Hopkinton, MA 01748                      James W. Intinarelli, Limited
Date:                                    Partner
     -------------

One Phillips Pond
                                         ------------------------------------
South Natick, MA 01760                   James A. Radley, Limited
Date:                                    Partner
     -------------


1040 Marsh Road                          Telco Systems, Inc., Limited
Suite 100                                Partner
Menlo Park, Ca 94025
Date: 8/29/85
     -------------
                                         By: /s/ Kent L. Robertson CFO
                                            ---------------------------------
                                                           , hereunto
                                           duly authorized

ADDRESS:

99 Woodland Street                       /s/ James F. Carlin
                                         ------------------------------------
Natick , MA  01760                       James F. Carlin
Date: 8/29/85                            Partner and Limited Partner
     -------------


Five Bryant Lane                         /s/ William A. Yetman
                                         ------------------------------------
Dover, MA 02030                          William A. Yetman , General
Date: 8/29/85                            Partner and Limited Partner
     -------------

237 West Street
                                         ------------------------------------
Carlisle, MA 01741                       Craig L. Burr, Limited Partner
Date:
     -------------

98 Sotello Avenue
                                         ------------------------------------
San Francisco, CA 94116                  Jean Deleage, Limited Partner
Date:
     -------------

Ocean Drive
                                         ------------------------------------
Newport, RI 02840                        John J. Egan, Limited Partner
Date:
     -------------

Nine Phillips Pond
                                         ------------------------------------
South Natick, MA 01760                   William P. Egan, Limited
Date:                                    Partner
     -------------


27 Chamberlain Street                    /s/ James W. Intinarelli
                                         ------------------------------------
Hopkinton, MA 01748                      James W. Intinarelli, Limited
Date: 8/22/85                            Partner
     -------------

One Phillips Pond
                                         ------------------------------------
South Natick, MA 01760                   James A. Radley, Limited
Date:                                    Partner
     -------------


1040 Marsh Road                          Telco Systems, Inc., Limited
Suite 100                                Partner
Menlo Park, Ca 94025
Date: 8/29/85
     -------------
                                         By: /s/ Kent L. Robertson, CFO
                                            ---------------------------------
                                                           , hereunto
                                           duly authorized

                          COMMONWEALTH OF MASSACHUSETTS

  Suffolk ,ss.                                               August 29, 1985

     Then personally appeared before me, James F. Carlin, who, being duly sworn, acknowKedged that he executed the foregoing instrument. as his free act: and deed as general Partner and Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his Knowledge and belief,

[Seal]                                       /s/ Saul Weber
                                             ----------------------------------
                                             Notary Public

My commission expires: 2/11/88




                          COMMONWEALTH OF MASSACHUSETTS

          ,ss.                                                        , 1985

     Then personally appeared before me, William A. Yetman, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as General Partner and Limited Partner of Nahatan Street Associates LIMITED Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,


                                             ----------------------------------
                                             Notary Public


My commission expires:




                          COMMONWEALTH OF MASSACHUSETTS

  Suffolk ,ss.                                               August 26, 1985

     Then personally appeared before me, Craig L. Burr, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,
                                             /s/ Rochelle A. Bennett
                                             ----------------------------------
                                             Notary Public

My commission expires:
       ROCHELLE A. BENNETT
           Notary Public
MY COMMISSION EXPIRES FEBRUARY 23, 1990

                  STATE OF CALIFORNIA, COUNTY OF SAN FRANCISCO

          ,ss.                                         AUGUST 26, 1985

     Then personally appeared before me, Jean Deleage, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act: and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

        OFFICIAL SEAL
       DIANE R. IMAI                        /s/ Diane R. Imai
    NOTARY PUBLIC - CALIFORNIA              -----------------------------------
     San Francisco County                   Notary Public
  My Commission Expires Jan 18 1988

My commission expires:




                          COMMONWEALTH OF MASSACHUSETTS

          ,ss.                                                        , 1985

     Then personally appeared before me, John J. Egan, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             -----------------------------------
                                             Notary Public

My commission expires:




                          COMMONWEALTH OF MASSACHUSETTS

          ,ss.                                                        , 1985

  Then personally appeared before me, William P. Egan, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             -----------------------------------
                                             Notary Public

My commission expires:

                               STATE OF CALIFORNIA

          ,ss.                                                        , 1985

     Then personally appeared before me, Jean Deleage, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act: and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             -----------------------------------
                                             Notary Public

My commission expires:




                          COMMONWEALTH OF MASSACHUSETTS

Suffolk County,ss.                                             August 23, 1985

     Then personally appeared before me, John J. Egan, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,
                                             /s/ Francis F. Kingsley Jr.
                                             -----------------------------------
                                             Notary Public
                                             FRANCIS F. KINGSLEY JR.
My commission expires:                       My Commission Expires July 16, 1987




                          COMMONWEALTH OF MASSACHUSETTS

Suffolk County,ss.                                             August 26, 1985

  Then personally appeared before me, William P. Egan, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             /s/ Francis F. Kingsley Jr.
                                             -----------------------------------
                                             Notary Public
                                             FRANCIS F. KINGSLEY JR.
My commission expires:                       My Commission Expires July 16, 1987

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                                August 22, 1985

     Then personally appeared before me, James W. Intinarelli, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief
                                             Sanford M. McDonald
                                             ----------------------------------
                                             Notary Public

My commission expires:



                          COMMONWEALTH OF MASSACHUSETTS

           , ss.                                                        1985

     Then personally appeared before me. James A. Radley, who, being duly sworn, acknowledged that he executed the foregoing instrument as his free act and deed as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             ----------------------------------
                                             Notary Public

My commission expires:



                               STATE OF CALIFORNIA

           , ss.                                                        1985

     Then personally appeared before me, the President of Telco Systems, Inc.', who, being duly sworn, acknowledged that he executed the foregoing instrument as the free act and deed of Telco Systems, Inc. as Limited Partner of Nahatan Street Associates Limited Partnership, and that the statements set forth therein are true to the best of his knowledge and belief,

                                             ----------------------------------
                                             Notary Public

My commission expires:

                                                 August 29, 1985

Mr. Kent Robertson
Chief Financial Officer
Telco Systems, Inc.
1040 Marsh Road - Suite 100
Menlo Park, California 94025

Dear Mr. Robertson:

     As consideration for your execution of that certain Amended and Restated Agreement of Limited Partnership of Nahatan Street Associates Limited Partnership (the "Agreement"), we hereby agree to vote to amend the Agreement as set forth below.

     1. The definition of "Affiliate" shall be amended and restated in its entirety as follows:

          "AFFILIATE: with respect to any specified Person, any other Person directly controlling or controlled by or under direct common control with such specified Person. For the purposes of this definition, the term control when used with respect to any specified Person means the power to direct the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms CONTROLLING and CONTROLLED BY have the meaning correlative to the foregoing.

     2. The definition of "Substantial Majority In Interest" shall be amended by deleting the term "seventy-five percent MU" and substituting the term "seventy-two percent (72%)".

     3. Section 5.3.B.(2) shall be amended by inserting the phrase "or any other material asset of the Partnership" after the word "Premises" in the first line thereof.

     4. Section 7.5A shall be amended by deleting clause (iii) and substituting the following language therefor:

          "(iii) otherwise, only with the Consent of the General Partners and a Majority in Interest of the Limited Partners which may not be withheld unreasonably"

     5.   A new Section 13.13 shall be added which states as follows:

          "Section 13.13 No Partition. No Partner shall cause or permit the Premises to be partitioned or otherwise divided except as expressly permitted hereunder."

                            -----------------------

     With your approval, the Agreement will be amended as set forth above on or before September 15, 1985.

                                                Very truly yours,

                                                /s/ William A. Yetman
                                                ---------------------
                                                William A. Yetman

                                                /s/ James F. Carlin
                                                ---------------------
                                                James F. Carlin